SCHEDULE 14A INFORMATION
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HighMark Funds
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[Front Cover of Proxy Package]

HIGHMARK FUNDS

HighMark Balanced Fund
HighMark Cognitive Value Fund
HighMark Core Equity Fund
HighMark Enhanced Growth Fund
HighMark Equity Income Fund
HighMark Fundamental Equity Fund
HighMark Geneva Mid Cap Growth Fund
HighMark Geneva Small Cap Growth Fund
HighMark International Opportunities Fund
HighMark Large Cap Growth Fund
HighMark Large Cap Value Fund
HighMark NYSE Arca Tech 100 Index Fund
HighMark Small Cap Advantage Fund
HighMark Small Cap Value Fund
HighMark Value Momentum Fund
HighMark Capital Growth Allocation Fund
HighMark Diversified Equity Allocation Fund
HighMark Growth & Income Allocation Fund
HighMark Income Plus Allocation Fund
HighMark Bond Fund
HighMark California Intermediate Tax-Free Bond Fund
HighMark National Intermediate Tax-Free Bond Fund
HighMark Short Term Bond Fund
HighMark Wisconsin Tax-Exempt Fund
HighMark California Tax-Free Money Market Fund
HighMark Diversified Money Market Fund
HighMark Treasury Plus Money Market Fund
HighMark U.S. Government Money Market Fund
HighMark 100% U.S. Treasury Money Market Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 8, 2010

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of each of HighMark Balanced Fund, HighMark Cognitive Value Fund, HighMark Core Equity Fund, HighMark Enhanced Growth Fund, HighMark Equity Income Fund, HighMark Fundamental Equity Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark International Opportunities Fund, HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund, HighMark NYSE Arca Tech 100 Index Fund, HighMark Small Cap Advantage Fund, HighMark Small Cap Value Fund, HighMark Value Momentum Fund, HighMark Capital Growth Allocation Fund, HighMark Diversified Equity Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Income Plus Allocation Fund, HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark Short Term Bond Fund, HighMark Wisconsin Tax-Exempt Fund, HighMark California Tax-Free Money Market Fund, HighMark Diversified Money Market Fund, HighMark Treasury Plus Money Market Fund, HighMark U.S. Government Money Market Fund and HighMark 100% U.S. Treasury Money Market Fund (each a “Fund,” and collectively, the “Funds”), each a series of HighMark Funds (the “Trust”), will be held at 3:00 p.m. Eastern Time on October 8, 2010 at the offices of BNY Mellon Asset Servicing at 201 Washington Street, 11th Floor (Flannery Room), Boston, MA 02108 for the following purposes:

Item

1.  To elect eight trustees (seven of whom are currently trustees) to the Board of Trustees of the Trust (the “Board”) (the trustees on the Board are herein referred to as “Trustees”), each to hold office in accordance with the declaration of trust and code of regulations of the Trust, each as in effect from time to time.

Funds Voting All Funds
2. To consider approving an amendment to the Trust’s Declaration of Trust to permit Fund liquidations with the approval of the Board but without obtaining shareholder approval.	All Funds

3.  To consider extending the applicability of an existing amendment to the Investment Advisory Agreement with HighMark Capital Management, Inc. (“HCM”) to Funds organized prior to March 19, 2009, which amendment gives specific authorization to HCM, with the approval of the Board, to delegate any or all of its responsibilities under the Investment Advisory Agreement to one or more sub-advisers.

All Funds other than HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund

4.  To consider authorizing HCM, with the approval of the Board, including a majority of the Trustees who are not “interested persons” of the Funds or HCM (the “Independent Trustees”), to enter into and materially amend sub-advisory agreements with sub-advisers, without obtaining shareholder approval.  The authorization sought is not proposed to extend to sub-advisers who are affiliates of HCM or the Funds (other than by reason of serving as sub-advisers to one or more Funds).

All Funds other than HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund

5.  To consider amending one of the fundamental investment restrictions and the investment strategy of HighMark 100% U.S. Treasury Money Market Fund to permit such Fund, for temporary purposes either under volatile market conditions or in extremely low interest rate environments, to invest up to 20% of the Fund’s assets in (1) securities issued or guaranteed by the U.S. Government or its agencies, authorities, enterprises or instrumentalities that are not U.S. Treasury securities, and/or (2) repurchase agreements collateralized by any of the same or by U.S. Treasury securities.

HighMark 100% U.S. Treasury Money Market Fund

6.  To consider approving new sub-advisory agreements for HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund between HCM and Ziegler Capital Management, LLC.

HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund, and HighMark Wisconsin Tax-Exempt Fund
7. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The proposals referred to above are discussed in the proxy statement attached to this notice.  We encourage you to read the proxy statement thoroughly.  In addition, we have included on the next pages a list of some commonly asked questions and answers.  If you have any additional questions, please call your account administrator or investment representative, or call HighMark Funds directly at 1-800-433-6884.

Each shareholder is invited to attend the Special Meeting in person.  While you are, of course, welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed proxy card (or vote by telephone or the Internet).  Whether or not you plan to attend the Special Meeting, we need your vote.  Any shareholder attending the Special Meeting can vote in person even though a proxy may have already been designated by the shareholder. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

Shareholders of record at the close of business on July 26, 2010 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

By Order of the Trustees,

Helen Robichaud

[August 16, 2010]

Please respond.  Your vote is very important.  You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy.  If you are unable to attend the Special Meeting, please mark, sign, date and return the enclosed proxy or submit your vote by telephone or the Internet, so that the necessary quorum may be represented at the Meeting.  The enclosed envelope requires no postage if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2010.

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the Web site indicated on your proxy card. You may obtain a copy of your Fund’s most recent shareholder report(s) without charge from HighMark Funds, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406, by calling 1-800-433-6884 or by downloading it from www.HighMarkFunds.com.

HIGHMARK FUNDS

Terms capitalized herein and not otherwise defined herein have the meanings set forth in the accompanying Notice of Special Meeting.

Q.	WHY IS THE BOARD PROPOSING TO ELECT AN ADDITIONAL TRUSTEE?

A.
The Trust currently operates with seven Trustees.  One of the Trustees, Mr. Robert M. Whitler, is expected to retire as of December 31, 2010.  The Board believes it is in shareholders’ best interests to have the breadth and depth of talent represented by seven trustees.  The proposed new trustee, Mindy M. Posoff,  has certain experience or other qualifications or qualities from which the Funds and their shareholders are expected to benefit.  Ms. Posoff is independent with respect to the Funds and their investment adviser, sub-advisers and distributor.

Q.	WHY IS THE BOARD PROPOSING TO CHANGE THE TRUST’S DECLARATION OF TRUST?

A.
Under the existing Declaration of Trust of the Trust (the “Declaration of Trust”), the Trustees may not terminate a Fund without the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the terminating Fund.  The Board proposes to amend the Declaration of Trust to allow the Trustees to terminate a Fund and any future series of the Trust without obtaining shareholder approval.  Adoption of the amendment to the Declaration of Trust will not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests.  Before terminating a Fund without shareholder approval, the Trustees must first consider the shareholders’ interests and then act in accordance with such interests.  Consequently, the Trustees believe the requirement to obtain shareholder approval to terminate a Fund or any future series of the Trust is duplicative of their efforts and therefore results in unnecessary delay and the expenditure of Fund assets in connection with conducting a proxy solicitation and shareholder meeting that could have otherwise been returned to shareholders in connection with a Fund’s liquidation.

Q.
WHY IS THE BOARD PROPOSING EXTENDING THE APPLICABILITY OF AN EXISTING AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT, WHICH GIVES SPECIFIC AUTHORIZATION TO HCM TO DELEGATE ANY OR ALL OF ITS RESPONSIBILITIES UNDER THE AGREEMENT TO ONE OR MORE SUB-ADVISERS, TO THE FUNDS ORGANIZED PRIOR TO MARCH 19, 2009?

A.
The Investment Advisory Agreement between HCM and the Funds, as amended by Amendment No. 1 dated as of April 9, 2009 (such amendment, the “Amendment” and such Investment Advisory Agreement, as amended, the “Investment Advisory Agreement”), currently authorizes HCM, with the approval of the Board, to delegate any or all of its responsibilities under the Investment Advisory Agreement with respect to Funds organized on or after March 19, 2009, to one or more other parties (each, a “sub-adviser”), each of which is registered under the Investment Advisers Act of 1940, subject to certain conditions and obligations of HCM set forth in the Amendment.  The Amendment also limits HCM’s liability in situations where HCM has delegated its responsibilities to a sub-adviser.  The Board now desires to extend this explicit authorization, with its accompanying conditions, obligations and limitations on liability, to the Funds organized prior to March 19, 2009.  In the past, when any of such Funds has employed a sub-adviser, the Funds obtained prior shareholder approval of the engagement of the sub-adviser.  As detailed below, the Funds are now seeking shareholder approval to rely on an exemption from certain shareholder approval requirements with respect to entering into and materially amending sub-advisory agreements.  Accordingly, the Trustees believe it is appropriate for shareholders to extend the Amendment to all Funds, to clarify HCM’s general authority to employ sub-advisers.

Q.
WHY IS THE BOARD PROPOSING AUTHORIZING HCM, WITH THE APPROVAL OF THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS, WITHOUT OBTAINING SHAREHOLDER APPROVAL?

A.
The Federal securities laws generally require that shareholders approve entering into and materially amending investment advisory and sub-advisory agreements.  The Funds, however, have applied for an exemptive order from the Securities and Exchange Commission (the “SEC”) to permit HCM, with the approval of the Board, including a majority of the Independent Trustees, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with HCM or the Funds (other than by reason of serving as sub-advisers to one or more Funds), without obtaining shareholder approval (sometimes referred to as a “manager of managers” structure).  This order would provide HCM and the Board the flexibility to take action with respect to sub-advisers and sub-advisory agreements in the best interests of the Funds while avoiding the expense and delay of soliciting shareholder approval for such actions.  Shareholder approval of this proposal will not result in an increase or decrease in the amount of investment advisory fees paid by the Funds to HCM.  Even if approved by shareholders, the effectiveness of this proposal is subject to the SEC granting the Trust and HCM the requested exemption from applicable federal securities laws.

Q.
WHY IS THE BOARD OF TRUSTEES PROPOSING TO AMEND ONE OF THE FUNDAMENTAL INVESTMENT RESTRICTIONS AND THE INVESTMENT STRATEGY OF HIGHMARK 100% U.S. TREASURY MONEY MARKET FUND TO PERMIT SUCH FUND, FOR TEMPORARY PURPOSES EITHER UNDER VOLATILE MARKET CONDITIONS OR IN EXTREMELY LOW INTEREST RATE ENVIRONMENTS, TO INVEST UP TO 20% OF THE FUND’S ASSETS IN (1) SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES, AUTHORITIES, ENTERPRISES OR INSTRUMENTALITIES THAT ARE NOT U.S. TREASURY SECURITIES, AND/OR (2) REPURCHASE AGREEMENTS COLLATERALIZED BY ANY OF THE SAME OR BY U.S. TREASURY SECURITIES?

A.
Demand for short maturity U.S. Treasury securities has been high for the past three years, as evidenced by yields substantially lower than the Federal Reserve’s key short term market rate.  It has been difficult to invest new monies in a manner consistent with the Fund’s investment objective and strategies during portions of this three year period when market yields fell to zero.  At times it looked as if the Fund might have to purchase U.S. Treasury securities generating negative returns, which could over time have jeopardized the ability of the Fund to maintain its $1.00 net asset value.  This necessitated HCM to make a decision to refuse certain purchases or exchanges into the Fund for a short time and then to limit large purchases or exchanges into the Fund in order to manage inflows and protect the existing current yield.  Additionally, recent changes in the SEC’s rule governing money market funds require money market funds to meet certain portfolio liquidity standards and accord U.S. Treasury securities of any maturity the liquidity status of one day.  HCM believes that these changes may permanently increase demand for U.S. Treasury securities with short maturities.  Without a change in this investment restriction, the Fund has limited options to invest conservatively and achieve a reasonable rate of return.

For these reasons, the Board concluded that it would be in the best interests of the Fund’s shareholders to amend one of the fundamental investment restrictions and the investment strategy of the Fund to permit the Fund, for temporary purposes either under volatile market conditions or in extremely low interest rate environments, to invest up to 20% of the Fund’s assets in (1) securities issued or guaranteed by the U.S. Government or its agencies, authorities, enterprises or instrumentalities that are not U.S. Treasury securities, and/or (2) repurchase agreements collateralized by any of the same or by U.S. Treasury securities.  As used in this proposal, U.S. Treasury securities include separately traded components of those securities called “STRIPs,” unless the context dictates otherwise.

Q.
WHY ARE NEW SUB-ADVISORY AGREEMENTS FOR HIGHMARK EQUITY INCOME FUND, HIGHMARK NYSE ARCA TECH 100 INDEX FUND AND HIGHMARK WISCONSIN TAX-EXEMPT FUND BETWEEN HCM AND ZIEGLER CAPITAL MANAGEMENT, LLC BEING PROPOSED FOR APPROVAL?

A.
On April 30, 2010, The Ziegler Companies, Inc. (“ZCO”), the parent company of Ziegler Capital Management, LLC (“Ziegler”), entered into a purchase agreement (the “Purchase Agreement”) with RTZ Acquisition, LLC (“Rizvi”) and Scott Roberts, the President of Ziegler, to sell fifty-one percent (51%) of the outstanding membership interests in Ziegler. Prior to the transaction, ZCO owned 100% of Ziegler, and upon the closing of the transaction, which occurred on May 21, 2010, ZCO, Rizvi and Scott Roberts owned 49%, 41% and 10%, respectively, of Ziegler.  The transaction with Rizvi and Mr. Roberts is the type of event considered to be a “change of control” of Ziegler under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act, which regulates investment companies such as HighMark Funds, investment advisory (and sub-advisory) agreements for investment companies are required to terminate automatically upon their assignment, and a “change of control” of an investment adviser (or a sub-adviser) is deemed to cause an assignment of the investment advisory (or sub-advisory) agreements to which the investment adviser (or sub-adviser) is a party.  Consequently, on May 21, 2010, the then existing sub-advisory agreements between HCM and Ziegler relating to HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund automatically terminated.  Prior to such termination, the Board, as permitted by the 1940 Act, approved interim sub-advisory agreements between HCM and Ziegler, which contain terms substantially similar to the prior sub-advisory agreements.  The interim sub-advisory agreements will continue in effect until the earlier of (A) 150 days after the termination of the old sub-advisory agreements and (B) the approval of new sub-advisory agreements between HCM and Ziegler.  The Board is proposing new sub-advisory agreements to the shareholders of HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund to replace these interim agreements so that such Funds may continue to receive sub-advisory services from Ziegler.  The new sub-advisory agreement being proposed for each of the foregoing Funds is nearly identical to each such Fund’s prior sub-advisory agreement.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.
In order to conduct the Special Meeting with respect to a matter, a quorum must be present, in person or by proxy.  A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the shares outstanding as of July 26, 2010 entitled to vote on such matter.  In the event that not enough shareholders return the enclosed proxy ballot card (or submit votes by telephone or the Internet) to achieve a quorum, we may incur additional expenses associated with additional solicitations.  In order to avoid additional costs to your Fund(s), please return the completed proxy ballot as soon as possible.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	After careful consideration, the Board, including the Independent Trustees, recommends that shareholders vote to approve all six proposals.

Q.	WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this proxy, please contact your account administrator or investment representative, or call HighMark Funds directly at 1-800-433-6884.

IMPORTANT SHAREHOLDER INFORMATION
HIGHMARK FUNDS

The main documents in this package are your proxy statement and proxy card.  A proxy card is, in essence, a ballot.  When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your HighMark Fund.  The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund.  If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees of HighMark Funds.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet).  Voting your proxy, and doing so promptly, enables your Fund to avoid conducting additional mailings.  When shareholders do not return their proxies in sufficient numbers, we may need to incur additional expenses in connection with follow-up solicitations.

Please take a few moments to exercise your right to vote.  Thank you.

HIGHMARK FUNDS
350 California Street, Suite 1600
San Francisco, CA 94104

HighMark Balanced Fund
HighMark Cognitive Value Fund
HighMark Core Equity Fund
HighMark Enhanced Growth Fund
HighMark Equity Income Fund
HighMark Fundamental Equity Fund
HighMark Geneva Mid Cap Growth Fund
HighMark Geneva Small Cap Growth Fund
HighMark International Opportunities Fund
HighMark Large Cap Growth Fund
HighMark Large Cap Value Fund
HighMark NYSE Arca Tech 100 Index Fund
HighMark Small Cap Advantage Fund
HighMark Small Cap Value Fund
HighMark Value Momentum Fund
HighMark Capital Growth Allocation Fund
HighMark Diversified Equity Allocation Fund
HighMark Growth & Income Allocation Fund
HighMark Income Plus Allocation Fund
HighMark Bond Fund
HighMark California Intermediate Tax-Free Bond Fund
HighMark National Intermediate Tax-Free Bond Fund
HighMark Short Term Bond Fund
HighMark Wisconsin Tax-Exempt Fund
HighMark California Tax-Free Money Market Fund
HighMark Diversified Money Market Fund
HighMark Treasury Plus Money Market Fund
HighMark U.S. Government Money Market Fund
HighMark 100% U.S. Treasury Money Market Fund

PROXY STATEMENT
FOR SHAREHOLDER MEETING TO BE HELD ON OCTOBER 8, 2010

The Board of Trustees (the “Board”) of HighMark Funds (the “Trust” or “HighMark Funds”) is soliciting proxies from the shareholders of each of HighMark Balanced Fund, HighMark Cognitive Value Fund, HighMark Core Equity Fund, HighMark Enhanced Growth Fund, HighMark Equity Income Fund, HighMark Fundamental Equity Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark International Opportunities Fund, HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund, HighMark NYSE Arca Tech 100 Index Fund, HighMark Small Cap Advantage Fund, HighMark Small Cap Value Fund, HighMark Value Momentum Fund, HighMark Capital Growth Allocation Fund, HighMark Diversified Equity Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Income Plus Allocation Fund, HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark Short Term Bond Fund, HighMark Wisconsin Tax-Exempt Fund, HighMark California Tax-Free Money Market Fund, HighMark Diversified Money Market Fund, HighMark Treasury Plus Money Market Fund, HighMark U.S. Government Money Market Fund and HighMark 100% U.S. Treasury Money Market Fund (each a “Fund,” and collectively, the “Funds”), each a series of HighMark Funds, in connection with a special meeting of shareholders of the Funds, which has been called to be held on October 8, 2010 at 3 p.m. Eastern Time at the offices of BNY Mellon Asset Servicing at 201 Washington Street, 11th Floor (Flannery Room), Boston, MA 02108 (such meeting and any adjournment thereof is referred to herein as the “Special Meeting”).  The Special Meeting notice, this proxy statement and the proxy cards are being sent to shareholders beginning on or about [August 16, 2010].

The Special Meeting is being called for the following purposes: (1) to elect eight trustees (seven of whom are currently trustees) to the Board, each to hold office in accordance with the declaration of trust and code of regulations of the Trust, each as in effect from time to time (the trustees on the Board are herein referred to as “Trustees”); (2) to consider approving an amendment to the Trust’s Declaration of Trust to permit Fund liquidations with the approval of the Board but without obtaining shareholder approval; (3) to consider extending the applicability of an existing amendment to the Investment Advisory Agreement with HighMark Capital Management, Inc. (“HCM”) to Funds organized prior to March 19, 2009, which amendment gives specific authorization to HCM, with the approval of the Board, to delegate any or all of its responsibilities under the Investment Advisory Agreement to one or more sub-advisers; (4) to consider authorizing HCM, with the approval of the Board, including a majority of the Trustees who are not “interested persons” of the Funds or HCM (the “Independent Trustees”), to enter into and materially amend sub-advisory agreements with sub-advisers (other than sub-advisers who are affiliates of HCM or the Funds (other than by reason of serving as sub-advisers to one or more Funds)), without obtaining shareholder approval; (5) to consider amending one of the fundamental investment restrictions and the investment strategy of HighMark 100% U.S. Treasury Money Market Fund to permit such Fund, for temporary purposes either under volatile market conditions or in extremely low interest rate environments, to invest up to 20% of the Fund’s assets in (i) securities issued or guaranteed by the U.S. Government or its agencies, authorities, enterprises or instrumentalities that are not U.S. Treasury securities, and/or (ii) repurchase agreements collateralized by any of the same or by U.S. Treasury securities; (6) to consider approving new sub-advisory agreements for HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund between HCM and Ziegler Capital Management, LLC; and (7) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

PROPOSAL 1
ELECTION OF TRUSTEES
The Governance Committee of the Board of HighMark Funds has nominated eight individuals to serve on the Board.  Seven of the nominees are current Trustees: David E. Benkert, Thomas L. Braje, Evelyn S. Dilsaver, David A. Goldfarb, Earle A. Malm II, Michael L. Noel and Robert M. Whitler.  One of the nominees, Mindy M. Posoff, has not previously served as a Trustee of HighMark Funds.  One of the current Trustees recommended to the Governance Committee the nomination of Ms. Posoff.  Mr. Whitler, a current Trustee, is expected to retire effective as of December 31, 2010.

The Board approved the nominations of the foregoing eight individuals at a meeting held on June 25, 2010 and is recommending that shareholders approve the election of the nominees.  All shares represented by valid proxies will be voted in favor of the election of the nominees, unless a shareholder specifically indicates on a proxy the desire to withhold authority to vote for any nominee.  If for any reason any of the nominees should not be available for election as contemplated, the proxy holders reserve the right to substitute such other person or persons as nominees as may be designated by the Board.  Each of the nominees listed above has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected.  If elected, each Trustee shall hold office until he or she dies, resigns, retires or is removed or, if sooner, until the next meeting of shareholders following his election or appointment as Trustee at which Trustees are elected and until his successor shall have been elected and qualified in accordance with the Trust’s Declaration of Trust

The Board has overall responsibility for oversight of the management of the Funds. The Board, in turn, elects the officers of the Trust to supervise actively its day-to-day operations.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.”  Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Currently, the Trust has six Independent Trustees and one Interested Trustee, Earle A. Malm II.  Mr. Malm is an Interested Trustee by virtue of his position with HCM.  The new nominee, Ms. Posoff, meets the qualifications to be an Independent Trustee.  The Trust utilized the services of a third party to assist in gathering certain information regarding candidates who were considered as prospective new Trustees.

Leadership Structure and Risk Oversight.  The current Chairman of the Board, David E. Benkert, is an Independent Trustee.  A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance and leadership issues, and are advised by independent legal counsel.

As described below, the Board conducts much of its work through certain standing committees, each of which is chaired by an Independent Trustee.  The Board has not established a formal risk oversight committee.   However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

There are two standing committees of the Board, an Audit Committee and a Governance Committee.  The Audit Committee has as its primary purpose and function oversight responsibility for the integrity of the Trust’s financial reporting and compliance processes, and for the adequacy of the Trust’s overall system of internal controls.  The members of the Audit Committee are Evelyn S. Dilsaver (Chair), David A. Goldfarb, Robert M. Whitler and David E. Benkert (Ex Officio). The Audit Committee met [] times during the Trust’s last fiscal year.

The Governance Committee has as its primary purposes and functions responsibility for the nomination of persons to serve as members of the Board and responsibility to review periodically, and make recommendations to the Board regarding, certain matters relating to the operation of the Board and its committees.  The members of the Governance Committee are Michael L. Noel (Chair), Thomas L. Braje, Earle A. Malm II and David E. Benkert (Ex Officio). The Governance Committee met [] times during the Trust’s last fiscal year.  A copy of the Governance Committee Charter is attached as Exhibit A.

The Board seeks Trustee candidates that uniformly exhibit a high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Board expects to seek candidates that possess sufficiently diverse skill sets and characteristics that will contribute to the overall effectiveness of the Board.  The Board considers candidates’ skills, education, background and experience (professional or otherwise) but is not necessarily limited to those factors and may also consider such factors as gender, race, ethnicity or national origin.

In the event a vacancy exists on the Board, or a vacancy is anticipated, the Governance Committee shall consider whether it is in the best interests of the Trust and its shareholders to nominate an Independent Trustee or an Interested Trustee to fill the vacancy.  The Governance Committee may consider candidates recommended by members of the Governance Committee, other Independent Trustees, or Interested Trustees. The Governance Committee also may consider candidates recommended by a search firm engaged by the Governance Committee, if the Governance Committee chooses to engage a search firm.  If the Governance Committee determines that it is in the best interests of the Trust and its shareholders to nominate a person who is an Independent Trustee, the selection and nomination of candidates for that position is committed to the discretion of the Independent Trustees.  The Governance Committee does not have any minimum qualifications when evaluating trustee candidates.

The Governance Committee does not currently have a policy or procedures in place for the consideration of nominees recommended by shareholders.  However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate.

The Funds have retained HCM as the Funds’ investment adviser and administrator.  HCM is responsible for the day-to-day administration of the Funds and the day-to-day management of the investment activities of 20 of the Funds.  HCM has delegated the day-to-day management of the investment activities of 9 of the Funds to certain sub-advisers.  For each Fund as to which HCM has not delegated the day-to-day management of the investment activities to sub-advisers, HCM is responsible for the management of the risks that arise from the Funds’ investments.  For each Fund as to which HCM has delegated the day-to-day management of the investment activities to sub-advisers, the sub-advisers are primarily responsible for the management of the risks that arise from the Funds’ investments.  With respect to such Funds, HCM is responsible for supervising the services provided to the Funds by each sub-adviser, including risk management.  The Board provides oversight of the services provided by HCM and each sub-adviser, including the risk management and oversight services provided by HCM.  In the course of providing that oversight, the Board receives a wide range of reports on the Funds’ activities from HCM and the sub-advisers, including reports regarding each Funds’ investment performance, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting.  The Board also meets periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Funds’ internal compliance policies and procedures.  The Board also meets with the Funds’ Chief Compliance Officer annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Funds.  The Board also meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment performance and risks.

The Board periodically reviews its leadership structure, including the role of the Chairman.  The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Funds’ current operations.  The Board believes that its leadership structure is appropriate given its specific characteristics.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving or proposed to serve, as applicable, as a Trustee of the Funds should so serve.  The current members of the Board have joined the Board at different points in time since 1987.  Generally, no one factor was decisive in the original selection of an individual to join the Board or the selection of an individual to be nominated to join the Board.  Among the factors the Board considered when concluding that an individual should serve (or be nominated to serve) on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including, in some instances, prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, experience and attributes on the Board.

In respect of each current or nominee Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Funds or be nominated to serve as a Trustee of the Funds.  Each current and nominee Trustee’s recent prior professional experience is summarized in the table below.

Name, Address1 and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served2	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member3	Other Directorships Held by Board Member During the Past Five Years4

INDEPENDENT TRUSTEES

David E. Benkert 53	Trustee, Chairman	Since 3/04	From April 1, 1992 to present, Director, Navigant Consulting, Inc. (financial consulting).	29	None
Thomas L. Braje 67	Trustee	Since 6/87	Prior to retirement in October 1996, Vice President and Chief Financial Officer of Bio Rad Laboratories, Inc.	29	None
Evelyn S. Dilsaver 55	Trustee, Audit Committee Chairman	Since 1/08	Formerly Executive Vice President for The Charles Schwab Corporation, and President and Chief Executive Officer of Charles Schwab Investment Management, Inc. Prior to July 2004, Senior Vice President, Asset Management Products and Services, Charles Schwab Investment Management, Inc. Prior to July 2003, Executive Vice President – Chief Financial Officer and Chief Administrative Officer for U.S. Trust Company, then a subsidiary of The Charles Schwab Corporation.	29	Longs Drug Corporation (LDG)5; Aeropostale, Inc. (ARO); Tamalpais Bancorp (TAMB)
David A. Goldfarb 68	Trustee	Since 6/87	Since January 2010, owner of David A. Goldfarb, CPA. From 1987 to 2009, Partner, Goldfarb & Simens, Certified Public Accountants.	29	None
Michael L. Noel 69	Trustee, Vice Chairman, Governance Committee Chairman	Since 12/98	President, Noel Consulting Company since 1998. Member, Saber Partners (financial advisory firm) since 2002. Member, Board of Directors, Avista Corp. (utility company), since January 2004. Member, Board of Directors, SCAN Health Plan, since 1997. From April 1997 to December 1998, Member of HighMark Funds Advisory Board.	29	Avista Corp. (AVA)
Mindy M. Posoff 53	Nominee for Trustee	N/A	Managing Director, Traversent Capital Partners (financial consulting) since January 2010. From January 2003 to December 2009, Managing Director, NewMarket Capital Partners, LLC (asset management).	29	None
Robert M. Whitler6 71	Trustee	Since 12/98	Retired from Union Bank, N.A. (formerly Union Bank of California, N.A.) in 1996. Served as Executive Vice President, Chief Trust Officer and Head of the Trust Investments Group.	29	None

Name, Address1 and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served2	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member3	Other Directorships Held by Board Member During the Past Five Years4

INTERESTED TRUSTEE AND OFFICERS

Earle A. Malm II7 350 California Street San Francisco, CA 94104 61	Trustee, President	Since 12/05 (President) Since 1/08 (Trustee)	President, Chief Executive Officer and Director of HCM since October 2002. Chairman of the Board of HCM since February 2005.	29	None
Colleen Cummings 4400 Computer Drive Westborough, MA 01581 39	Assistant Treasurer	Since 6/10	Vice President and Director, Client Services Administration, BNY Mellon Investment Servicing (US) Inc., since June 2004.	N/A	N/A
Pamela O’Donnell 350 California Street San Francisco, CA 94104 46	Treasurer, Vice President and Chief Financial Officer	Since 12/05 (Treasurer) Since 3/09 (Vice President) Since 6/10 (Chief Financial Officer)	Vice President and Director of Mutual Fund Administration of HCM since 2005. Vice President of Operations and Client Service of HCM from 2003 to 2005.	N/A	N/A
Catherine M. Vacca 350 California Street San Francisco, CA 94104 53	Chief Compliance Officer	Since 9/04	Senior Vice President and Chief Compliance Officer of HCM since July 2004.	N/A	N/A
Helen Robichaud 99 High Street, 27th Floor Boston, MA 02110 58	Secretary	Since 3/10
Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. since January 2010.  Director of Fund Regulatory Services of J.P. Morgan from June 2008 to December 2009.  Associate General Counsel of J.P. Morgan from August 1995 to June 2008.

				N/A	N/A
Carol Gould 99 High Street, 27th Floor Boston, MA 02110 49	Vice President & Assistant Secretary	Since 9/08	Assistant Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. since November 2004.	N/A	N/A

1	Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 350 California Street, Suite 1600, San Francisco, CA 94104.
2	Each Trustee shall hold office until he or she dies, resigns, retires or is removed or, if sooner, until the next meeting of shareholders following his election or appointment as Trustee at which Trustees are elected and until his successor shall have been elected and qualified in accordance with the Trust’s Declaration of Trust.
3	The “HighMark Funds Complex” consists of all registered investment companies for which HCM serves as investment adviser.
4	Directorships of companies required to report to the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act.
5	This Trustee is not currently a director of this company but was during the past five years.
6	Mr. Whitler is expected to retire on December 31, 2010.
7	Earle A. Malm II is an Interested Trustee by virtue of his position with HCM.

In certain cases, additional considerations contributed to the Board’s conclusion that an individual should serve on the Board.  For example, with regard to the current Trustees, the Board considered the following in concluding that the individual should serve as a Trustee: Mr. Noel’s and Ms. Dilsaver’s experience serving as directors of other companies; Messrs. Benkert’s, Braje’s and Noel’s experience as executives of other companies; Ms. Dilsaver’s experience as an executive of another investment company; Mr. Goldfarb’s accounting experience; Mr. Whitler’s experience as an executive at Union Bank, N.A.; and Mr. Malm’s experience as an executive of the Funds and director of HCM.  With regard to the new nominee Trustee, the Board considered Ms. Posoff’s experience as a financial services professional.

The foregoing description of the qualifications, attributes and skills of the Trustees is furnished in response to requirements imposed by the SEC and is not intended to impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole.

Communications with Board Members. Any shareholder who wishes to send a communication to the Board should send the communication to the HighMark Board of Trustees, c/o HighMark Funds, 350 California Street, Suite 1600, San Francisco, CA 94104.  If a shareholder wishes to send a communication directly to an individual Trustee or to a committee of the Board, the communication should be specifically addressed to such individual Trustee or Committee and sent to the above address.

Share Ownership

The following table discloses the dollar range of equity securities beneficially owned by each Trustee and nominee for Trustee (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of June 30, 2010.  [Table to be updated.]

Name of Trustee	Dollar Range of Equity in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

David E. Benkert

Thomas L. Braje

Evelyn S. Dilsaver

David A. Goldfarb

Earle A. Malm II

Michael L. Noel

Mindy M. Posoff

Robert M. Whitler

1           Separate from the amounts disclosed in the table, pursuant to the deferred payment arrangements described below, as of [], the market value of fees deferred by Mr. Goldfarb, which track the performance of HighMark Bond Fund, HighMark International Opportunities Fund and HighMark Growth & Income Allocation Fund, totaled approximately $[   ]; the market value of fees deferred by Mr. Noel, which track the performance of HighMark Short Term Bond Fund, HighMark Bond Fund, HighMark Growth & Income Allocation Fund and HighMark International Opportunities Fund, totaled approximately $[    ]; and the market value of fees deferred by Mr. Whitler, which track the performance of HighMark Capital Growth Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Diversified Equity Allocation Fund and HighMark Income Plus Allocation Fund, totaled approximately $[    ].

As of June 30, 2010, to the Trust’s knowledge, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser, sub-adviser or principal underwriter of HighMark Funds, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of HighMark Funds.  Mr. Goldfarb’s sole proprietorship has an unsecured line of credit with Union Bank, N.A. (“UB”), the parent company of the Funds’ investment adviser, HCM, with a limit of $150,000 and an interest rate of 2% over the prime rate.  As of June 30, 2010, the amount outstanding was approximately $100,000.  The largest amount outstanding at any time during the two most recently completed fiscal years was approximately $129,000.  Until January 2010, Mr. Goldfarb had an unsecured line of credit with UB with a limit of $100,000 and an interest rate of 1% over the prime rate.  The largest amount outstanding at any time during the two most recently completed fiscal years was approximately $70,000.  Goldfarb & Simens, an accounting firm of which Mr. Goldfarb was a partner, had an unsecured line of credit with UB with a limit of $600,000 and an interest rate of 1% over the prime rate until it was repaid and terminated in December 2009.  The line of credit was obtained in 1987 and the largest amount outstanding during the two most recently completed fiscal years was $575,000.  Mr. Whitler is paid an annual stipend from a deferred compensation plan that he elected to participate in while an employee of UB prior to his retirement in 1996.  As of December 31, 2009, the amount outstanding in the deferred compensation account was $104,592.56.  Mr. Whitler received payments from the deferred compensation account totaling approximately $61,381, $73,790 and $74,088 for the years ended December 31, 2009, 2008 and 2007, respectively.  Mr. Whitler expects to receive payments from the account of approximately $60,500 for 2010 and $45,400 for 2011.

The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended.  No employee, officer or stockholder of HCM, BNY Mellon Investment Servicing (US) Inc. (“BNY”) and/or HighMark Funds Distributors, Inc. (“HMFD”), other than the Trust’s Chief Compliance Officer, receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer of HighMark Funds.

During the fiscal year ended July 31, 2010, aggregate fees paid (or deferred in lieu of current payment) to the Independent Trustees for their services as Trustees totaled $[].  Earle A. Malm II, as an Interested Trustee, is not paid compensation by HighMark Funds.  The following table sets forth information concerning fees paid and retirement benefits accrued during HighMark Funds’ fiscal year ended July 31, 2010:

Name of Trustee	Aggregate Compensation from HighMark Funds1	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustee
David E. Benkert	[$ ]	None	None	[$ ]
Thomas L. Braje	[$ ]	None	None	[$ ]
Evelyn S. Dilsaver	[$ ]	None	None	[$ ]
David A. Goldfarb	[$ ]	None	None	[$ ]
Michael L. Noel	[$ ]	None	None	[$ ]
Robert M. Whitler	[$ ]	None	None	[$ ]
Catherine Vacca, Chief Compliance Officer	[$ ]2	None	None	[$ ] 2

1
David A. Goldfarb, Michael L. Noel and Robert M. Whitler deferred receipt of $[    ], $[    ] and $[    ], respectively, of such compensation pursuant to fee deferral arrangements.  HighMark Funds provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from HighMark Funds may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in one or more of the Funds on the normal payment date for such fees.  For a summary of the Funds chosen by the Trustees electing to defer payment, please see the first footnote to the table above describing the dollar range of equity securities in the Funds owned by each Trustee.

2	Reflects only the portion of Ms. Vacca’s compensation and benefits reimbursed by HighMark Funds to HCM.

The following table lists the officers of HighMark Funds who held positions with affiliated persons or the principal underwriter of HighMark Funds:

Name	Position Held with Affiliated Person or Principal Underwriter
Colleen Cummings	BNY Mellon Investment Servicing (US) Inc., Vice President and Director, Client Services Administration
Carol Gould	BNY Mellon Investment Servicing (US) Inc., Assistant Vice President and Manager
Helen Robichaud	BNY Mellon Investment Servicing (US) Inc., Vice President and Counsel
Earle A. Malm II	HCM, Member of the Board of Directors, Chairman of the Board, President and Chief Executive Officer
Pamela O’Donnell	HCM, Vice President and Director of Mutual Funds Administration
Catherine Vacca	HCM, Senior Vice President and Chief Compliance Officer

Required Vote

A plurality of the votes cast in person or by proxy at the Special Meeting is required for the election of each Trustee.  Shareholders of all Funds will vote together as a single class on Proposal 1.

The Trustees unanimously recommend that shareholders of the Funds vote for the election of each of the Trustees.

PROPOSAL 2
AMENDMENT TO THE DECLARATION OF TRUST

The Board has approved and recommends that the shareholders of the Trust authorize the Trustees to adopt and execute Amendment No. 1 to the Declaration of Trust in the form attached to this proxy statement as Exhibit B (the “Declaration Amendment”).  The Declaration Amendment amends Section 10.3 of the Trust’s existing Declaration of Trust (the “Current Declaration of Trust”) and is intended to give the Trustees the ability to liquidate any Fund and any future series of the Trust without obtaining shareholder approval.

ADOPTION OF THE DECLARATION AMENDMENT WILL NOT ALTER IN ANY WAY THE TRUSTEES’ EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS’ INTERESTS.  BEFORE TERMINATING A FUND WITHOUT SHAREHOLDER APPROVAL, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS’ INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.  Adoption of the Declaration Amendment will not result in any changes in the Funds’ Trustees or officers or in the investment policies described in the Funds’ current prospectuses.

Under the Current Declaration of Trust, the Trustees may not terminate a Fund without the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the terminating Fund.  The Board proposes to amend the Current Declaration of Trust to allow the Trustees to terminate a Fund and any future series of the Trust without shareholder approval.  On June 24, 2010, the Trustees approved the Declaration Amendment.  On June 24, 2010, the Board authorized the submission of the Declaration Amendment to the Trust’s shareholders for approval at this Meeting.

The Trustees believe the requirement in the Current Declaration of Trust to obtain shareholder approval to terminate a Fund or any future series of the Trust is duplicative of their efforts and therefore results in unnecessary delay and the expenditure of Fund assets in connection with conducting a proxy solicitation and shareholder meeting that could have otherwise been returned to shareholders in connection with a Fund’s liquidation.

As discussed above, before allowing a Fund termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest.  Any exercise of the Trustees’ increased authority under the Declaration Amendment is also subject to any applicable requirements of the 1940 Act and Massachusetts law.  Of course, in all cases, after the Board votes to liquidate a Fund, shareholders of the Fund will receive written notification of the liquidation.

The Declaration Amendment does NOT change the process for selling the assets belonging to a Fund to another mutual fund.

The Board has concluded that the proposed adoption of the Declaration Amendment is in the best interests of the Trust’s shareholders. Accordingly, the Trustees recommend that the shareholders vote FOR the proposal to approve the Declaration Amendment. If the proposal is not approved by a Fund’s shareholders, the Current Declaration of Trust will remain unchanged and in effect for such Fund.

Required Vote

Shareholder authorization for the Board to amend the Declaration of Trust with respect to a Fund requires the affirmative vote of the lesser of:  (a) 67% or more of the outstanding shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trustees unanimously recommend that shareholders of the Funds authorize the Trustees to adopt Amendment No. 1 to the Declaration of Trust.

PROPOSAL 3
AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT

On June 24, 2010, the Trustees, including a majority of the Independent Trustees, unanimously approved extending the applicability of Amendment No. 1 dated as of April 9, 2009 to Investment Advisory Agreement dated as of September 1, 1998 (the “Advisory Agreement Amendment”) to all Funds organized prior to March 19, 2009. The Advisory Agreement Amendment is already applicable to all Funds organized on or after March 19, 2009.

The Advisory Agreement Amendment gives specific authorization to HCM, with the approval of the Board, to delegate any or all of its responsibilities under the Investment Advisory Agreement dated as of September 1, 1998 between HCM and the Funds (the “Advisory Agreement,” together with the Advisory Agreement Amendment, the “Revised Advisory Agreement”), to one or more sub-advisers, subject to certain conditions and obligations of HCM set forth below.  The Advisory Agreement Amendment also limits HCM’s liability in situations where HCM has delegated its responsibilities to a sub-adviser.  A more detailed description of the Advisory Agreement Amendment is set forth below, although such description is qualified in its entirety by reference to the Advisory Agreement Amendment, which is included as Exhibit C to this proxy statement.

Advisory Agreement Amendment

The Advisory Agreement Amendment authorizes HCM, in its discretion and with the approval of the Board, to delegate any or all of its responsibilities under the Advisory Agreement in respect of any Fund or other series of the Trust to one or more other parties (each, a “sub-adviser”), each of which is registered under the Investment Advisers Act of 1940, as amended, pursuant in each case to a written agreement with such sub-adviser that meets the requirements of Section 15 of the 1940 Act applicable to contracts for services as investment adviser of a registered investment company (including without limitation the requirements for approval by the Board and shareholders of the Fund or other series), subject, however, to such exemptions as may be granted by the SEC, provided that the separate costs of employing such sub-advisers and of the sub-advisers themselves are borne by HCM or the sub-adviser and not by the Fund or other series in question.  The Advisory Agreement Amendment also provides that unless the Board specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (a) the obligation of HCM in respect of the activities of any such sub-adviser shall be (i) to provide to the Board advice and consultation as to the selection, evaluation, retention and possible termination of the sub-adviser, (ii) to supervise and oversee the performance by the sub-adviser of its obligations to the Fund or other series in question over time (which oversight shall include periodic evaluation of the services provided by the sub-adviser and the performance of the Fund or other series and periodic review of the policies and procedures of the sub-adviser, but will not include approval of or responsibility for specific investment decisions by the sub-adviser) and (iii) to report to the Board periodically as to its oversight, supervision and evaluation of the sub-adviser and as to the nature and scope of such oversight, supervision and evaluation, in accordance with the standard of care set out in Section 3 of the Advisory Agreement, and (b) assuming compliance by HCM with its obligations under clause (a), HCM shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part of the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines or objectives of any Fund or other series, HCM or the sub-adviser.

The applicability of the Advisory Agreement Amendment to any Fund organized prior to March 19, 2009 is subject to the affirmative vote of HCM, the Board and the shareholders of the Fund holding the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of such Fund.

The Advisory Agreement became effective on September 1, 1998, and Amendment No. 1 to the Advisory Agreement became effective on April 9, 2009.  The last time the Advisory Agreement was submitted to a vote of shareholders of a Fund was when such Fund was organized.  The terms of the Revised Advisory Agreement are described generally below.

Under the Revised Advisory Agreement, subject to the supervision of the Board, HCM will be responsible for furnishing advisory and administrative services to certain Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds.  HCM will determine what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds.  HCM will provide the services to the Funds in accordance with each Fund’s investment objective, policies, and restrictions as stated in the prospectus and resolutions of the Board.  Among other duties and restrictions, HCM will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities and will maintain its practice of conducting its fiduciary functions independently; will conform with all applicable rules and regulations of the SEC or other applicable governmental authority; will not make loans to any person to purchase or carry units of beneficial interest in the Trust or make loans to the Trust; and will place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker or dealer.  HCM, in its discretion and with the approval of the Board, may, as more fully described above, delegate any or all of its responsibilities under the Revised Advisory Agreement to sub-advisers that meet the requirements of Section 15 of the 1940 Act provided that the separate costs of employing such sub-advisers and of the sub-advisers themselves are borne by HCM or the sub-adviser and not the Fund in question.

For its services, HCM is entitled to receive a fee with respect to each Fund, which is calculated daily and paid monthly, based on the daily net assets of each Fund, at an annual rate of:

Balanced	0.60%
Cognitive Value	0.75% on the first $500 million 0.70% on assets over $500 million
Core Equity	0.60%
Enhanced Growth	0.75% on the first $500 million 0.70% on the next $500 million 0.65% on assets over $1 billion
Equity Income	0.55% on the first $100 million 0.50% on the next $400 million 0.45% on assets over $500 million
Fundamental Equity	0.60%
Geneva Mid Cap Growth	0.75% on the first $250 million 0.70% on the next $250 million 0.65% on assets over $500 million
Geneva Small Cap Growth	1.00% on the first $250 million 0.95% on the next $250 million 0.90% on assets over $500 million
International Opportunities	0.95% on the first $250 million 0.90% on the next $250 million 0.85% on the next $500 million 0.80% on assets over $1 billion
Large Cap Growth	0.60%
Large Cap Value	0.60%
NYSE Arca Tech 100 Index	0.50% on the first $50 million 0.30% on the next $200 million 0.25% on the next $250 million 0.20% on assets over $500 million
Small Cap Advantage	0.95%
Small Cap Value	1.00%
Value Momentum	0.60%
Capital Growth Allocation	0.175%1
Diversified Equity Allocation	0.175%1
Growth & Income Allocation	0.175%1
Income Plus Allocation	0.175%1
Bond	0.50%
California Intermediate Tax-Free Bond	0.50%
National Intermediate Tax-Free Bond	0.50%
Short Term Bond	0.40%
Wisconsin Tax-Exempt	0.50% on the first $250 million 0.40% on assets over $250 million
California Tax-Free Money Market	0.30%
Diversified Money Market	0.30%
Treasury Plus Money Market	0.30%
U.S. Government Money Market	0.30%
100% U.S. Treasury Money Market	0.30%

1 These Funds invest primarily in other HighMark Funds and indirectly, through those other Funds, bear a portion of the other Funds’ advisory fees, which are in addition to the advisory fees that these Funds pay directly.

The advisory fee rates set forth in the Advisory Agreement are not being modified in any way as a result of the proposed extension of the Advisory Agreement Amendment to the Funds organized prior to March 19, 2009.  For providing advisory services, the Funds paid HCM the following amount during their fiscal year ended July 31, 2010:

Fund	Amount paid for providing advisory services during fiscal year ended July 31, 2010
Fund name	$

For a description of the other fees paid to HCM and its affiliates by the Funds, see the section titled “Additional Information.”

The Revised Advisory Agreement may be terminated as to a particular Fund at any time, without penalty, by HCM, by the Trustees, or by the vote of a “majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of a Fund upon 60 days’ written notice.  The Revised Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.

The Revised Advisory Agreement provides that HCM is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Revised Advisory Agreement, except a loss resulting from a breach of HCM’s fiduciary duty with respect to the receipt of compensation for services or a loss resulting from HCM’s willful misfeasance, bad faith or gross negligence in the performance of HCM’s duties or from reckless disregard of its obligations and duties under the Revised Advisory Agreement.

If approved by shareholders, the Revised Advisory Agreement may be renewed on an annual basis as to any Fund (a) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval and (b) by the vote of a majority of the Trustees or by the vote of a “majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the particular Fund.

If shareholders approve the Revised Advisory Agreement, it is expected that each Fund’s current portfolio management team will continue to manage that Fund’s assets.

Trustees’ Considerations:

At a meeting of the Board held on June 23 and 24, 2010, the Trustees met to consider the annual continuation of the Advisory Agreement.  At the same time, the Trustees considered the proposal by HCM to approve the Advisory Agreement Amendment with respect to the Funds organized prior to March 19, 2009.

In evaluating the continuation of the Advisory Agreement and the proposed Advisory Agreement Amendment, the Board reviewed materials furnished by HCM.  Representatives of HCM were present at the meeting to discuss the proposals with the Board and answer related questions.  The Board approved the continuation of the Advisory Agreement with respect to the Funds and the proposed Advisory Agreement Amendment with respect to the Funds organized prior to March 19, 2009.  In considering whether to approve the continuation of the Advisory Agreement and the proposed Advisory Agreement Amendment, the Board did not identify any single factor as determinative.  Matters considered by the Trustees in connection with their approval of the continuation of the Advisory Agreement included the following:

The nature, extent and quality of the services provided to the Funds under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the services provided by HCM and its affiliates to the Funds and the resources dedicated to the Funds by HCM and its affiliates.  The Trustees considered not only the advisory services provided by HCM to the Funds, but also the monitoring and oversight services provided by HCM with respect to the sub-advised Funds.  For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.  After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the nature, extent and quality of services provided by HCM supported the renewal of the Advisory Agreement with respect to the Funds.

Investment performance of the Funds and HCM. The Trustees received information about the performance of the Funds over various time periods, including information comparing the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks.  In addition, the Trustees held various discussions with HCM about Fund performance, including discussions with HCM at each regular board meeting throughout the year.  With respect to each Fund, the Board concluded that the Fund’s performance supported the renewal of the Advisory Agreement relating to that Fund.  In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Advisory Agreement with respect to such Fund.  These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by HCM or, if applicable, the Fund’s sub-adviser that were reasonable and consistent with the Fund’s investment objective and policies; (3) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that HCM and, if applicable, the Fund’s sub-adviser has taken or are taking or formulating steps designed to help improve the Fund’s investment performance. The Trustees also noted that some of the Funds had performance comparisons that related to a time period that was too short for a comparison to be meaningful.  In addition, the Trustees noted that some of the Funds have sub-advisers or portfolio managers who have been managing the Fund for a limited period of time, and that the long-term investment performance of those Funds is not entirely attributable to the current sub-adviser’s or portfolio managers’ efforts.  In such circumstances, the Trustees paid particular attention to the Fund’s investment performance during the period for which the current sub-adviser or portfolio managers have managed the Fund. The Trustees also considered HCM’s performance and reputation generally, the Funds’ performance as a fund family generally, and the historical responsiveness of HCM to Trustee concerns about performance and the willingness of HCM to take steps intended to improve performance. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the performance of the Funds and HCM supported the renewal of the Advisory Agreement with respect to the Funds.

The costs of the services to be provided and profits to be realized by HCM and its affiliates from their relationships with the Funds. The Trustees considered and had discussions with Fund management regarding the fees charged to the Funds for advisory services as well as the total expense levels of the Funds.  This information included comparisons of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by HCM to other funds and accounts with similar investment programs, if any.  In considering the fees charged to such other funds or accounts, the Trustees considered, among other things, the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to manage mutual fund assets effectively.  In evaluating each Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.  The Trustees also considered any compensation received by HCM and its affiliates from the Funds for providing services other than advisory services.  The Trustees reviewed information provided by HCM as to the profitability of HCM’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability.  When reviewing profitability of HCM, the Trustees also considered information about the performance of the Funds, the expense levels of the Funds and whether HCM had implemented breakpoints in its fee schedules and/or expense caps with respect to such Funds.  After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the advisory fees charged to each of the Funds by HCM were fair and reasonable, and that the costs of these services generally and the related profitability of HCM and its affiliates in respect of their relationships with the Funds supported the renewal of the Advisory Agreement with respect to the Funds.

Economies of scale.  The Trustees considered the existence of any economies of scale (i.e. decreasing per unit costs as a fund increases in asset size) in the provision of services by HCM and whether those economies are shared with the Funds through breakpoints in its investment advisory fees or other means, such as expense waivers.  The Trustees noted that all of the share classes of all of the Funds benefited from expense caps.  In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to HCM and its affiliates of their relationships with the Funds, as discussed above. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the extent to which any economies of scale are shared with the Funds supported the renewal of the Advisory Agreement with respect to the Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•
whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment policies and restrictions, and the compliance programs of the Funds and HCM;

•
the nature, quality, cost and extent of administrative, custody, securities lending and shareholder services performed by HCM and its affiliates, both under the Advisory Agreement and under other separate agreements with or with respect to the Trust;

•
so-called “fallout benefits” to HCM such as the engagement of affiliates of HCM to provide custody, securities lending, administration and other services to the Funds, and the benefits of investment research provided to HCM by reason of brokerage commissions generated by the Funds’ securities transactions.  The Trustees considered the possible conflicts of interest associated with these fallout and other benefits and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees concluded that the Advisory Agreement should be continued with respect to the Funds through July 31, 2011.

After considering all of the foregoing in connection with the renewal of the Advisory Agreement, the Trustees considered the proposed Advisory Agreement Amendment and how it modifies the Advisory Agreement.  Based on their evaluation of all factors that they deemed to be material and assisted by the advice of independent counsel, the Trustees approved the Advisory Agreement Amendment with respect to the Funds organized prior to March 19, 2009.

Principal Executive Officers and Directors of HCM

The following is a list of HCM’s principal executive officer and each director of HCM.  HCM’s principal address is 350 California Street, San Francisco, CA 94104.

Name	Position with HCM	Principal Occupation
Earle A. Malm II*	Chairman of the Board of Directors, President and Chief Executive Officer	President and Chief Executive Officer, HCM
David J. Goerz III	Member of the Board of Directors, Senior Vice President and Chief Investment Officer	Chief Investment Officer, HCM
Jonathan Fayman	Member of the Board of Directors, Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	Chief Financial Officer, HCM

*           Earle A. Malm II is also a Trustee of the Funds.

HCM is a wholly-owned subsidiary of Union Bank, N.A.  Union Bank, N.A. is a subsidiary of UnionBanCal Corporation.  UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. (“Mitsubishi UFJ”). Union Bank, N.A. and UnionBanCal Corporation have their principal business offices at 400 California Street, San Francisco, California 94104.  The Bank of Tokyo-Mitsubishi UFJ, Ltd. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan, and Mitsubishi UFJ has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8330, Japan.

Required Vote

Approval of this proposal for each Fund requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of such Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  If shareholders of any Fund approve this proposal, the Advisory Agreement Amendment will take effect as to such Fund shortly after the Meeting. If the proposal is not approved as to any Fund, the Advisory Agreement will remain unchanged and in effect as to such Fund.

The Trustees unanimously recommend that shareholders of the Funds vote for approval of the Advisory Agreement Amendment.

PROPOSAL 4
AUTHORIZATION OF HCM, WITH THE APPROVAL OF THE BOARD,
INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, TO ENTER INTO AND
MATERIALLY AMEND SUB-ADVISORY AGREEMENTS, WITHOUT SHAREHOLDER APPROVAL

The Board has approved, and recommends that shareholders approve, a proposal to authorize HCM, with the approval of the Board, including a majority of the Independent Trustees, to enter into and materially amend sub-advisory agreements, without obtaining shareholder approval.

HCM serves as the investment adviser to the Funds.  For some of the Funds, HCM makes the day-to-day investment decisions for the Funds; for other Funds, it does not. With respect to those Funds for which HCM does not make day-to-day investment decisions, HCM establishes an investment program for the Funds, and selects, compensates and evaluates the Funds’ sub-advisers. The sub-advisers, in turn, make the day-to-day investment decisions for the Funds. For each of the Funds, HCM, with the approval of the Board, may wish to hire, add or change a sub-adviser to handle the day-to-day investment decisions.

Shareholder Approval of Sub-Advisory Agreements

Federal securities laws generally require that shareholders approve all agreements under which a fund’s investment adviser and sub-adviser provide investment advice to the fund.  Shareholder action also is required if the terms of existing advisory and sub-advisory agreements are changed materially or if there is a change in control of an investment adviser or sub-adviser.  In order to obtain shareholder approval, a fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process is costly and time-consuming. The Board believes that it is in shareholders’ best interests if the Board represents their interests in approving or rejecting recommendations made by HCM regarding sub-advisers that are not affiliated with HCM. This approach will avoid the cost and delay associated with holding shareholder meetings to obtain approval for the changes.

SEC Exemptive Order

On February 17, 2010, the Trust and HCM filed a Second Amended and Restated Application (the “Application”) for an exemptive order from the SEC (the “SEC Order”).  The Trust and HCM applied for relief to enable them to implement a program pursuant to which HCM will be permitted, with the approval of the Board and the Independent Trustees, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with HCM or the Funds (other than by reason of serving as sub-advisers to one or more Funds), without obtaining shareholders approval (sometimes referred to as a “manager of managers” structure).  This order would provide HCM and the Board the flexibility to take action with respect to sub-advisers and sub-advisory agreements in the best interests of the Funds while avoiding the expense and delay of soliciting shareholder approval for such actions.  The SEC had not issued its response to the Application as of the date of this proxy statement, and there can be no assurance that the SEC will grant the relief requested in the Application; however, the SEC has issued similar orders to several other investment companies in the past.  HCM and the Trust requested this exemption subject to several conditions:

1.
The first set of conditions require that certain disclosures are made and that shareholders of an affected Fund are informed each time a sub-adviser is hired.  Before a Fund may rely on the SEC Order, the operation of the Fund in the manner described in the Application will be approved by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or, in the case of a Fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by the next sentence, by the initial shareholder(s) before offering shares of the Fund to the public.  Each Fund will disclose in its prospectus the existence, substance and effect of the SEC Order.  In addition, each Fund that operates under the SEC Order will hold itself out to the public as employing the “manager of managers” approach described in the Application.  Such Fund’s prospectus will prominently disclose that HCM has ultimate responsibility (subject to oversight by the Board) for the investment performance of the Fund due to its responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.  Moreover, within 90 days of the hiring of any new sub-adviser, HCM will furnish shareholders of the affected Fund with all of the information about the new sub-adviser that would be included in a proxy statement.  Except as permitted by Rule 15a-4 under the 1940 Act, HCM will not enter into a sub-advisory agreement with any sub-adviser that is an “affiliated person,” as defined in Section 2(a)(3) of the 1940 Act, of a Fund or HCM, other than by reason of serving as a sub-adviser to one or more of the Funds (an “Affiliated Sub-Adviser”) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

2.
A second set of conditions is designed to protect shareholder interests through certain Board restrictions, restrictions on ownership of certain securities and careful Board oversight of changes of sub-advisers for Funds with Affiliated Sub-Advisers.  Specifically, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be at the discretion of the then existing Independent Trustees.  In addition, no trustee or officer of the Trust or director or officer of HCM will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a sub-adviser, except for: (i) ownership of interests in HCM or any entity that controls, is controlled by or is under common control with HCM; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or an entity that controls, is controlled by or is under common control with a sub-adviser.  Finally, when a change of sub-adviser is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which HCM or an Affiliated Sub-Adviser derives an inappropriate advantage.

3.
A third set of conditions requires that HCM will provide general management services to the Funds that operate under the SEC Order, including overall supervisory responsibility for the general management and investment of the Funds’ assets, and, subject to review and approval by the Board, will: (i) set the Funds’ overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or a part of the Funds’ assets; (iii) when appropriate, allocate and reallocate the Funds’ assets among multiple sub-advisers; (iv) monitor and evaluate the sub-advisers’ investment performance; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Funds’ investment objectives, policies and restrictions.

It is possible that, if the SEC Order is granted, it may be subject to conditions materially different from those described above. Shareholder approval of this proposal will not result in an increase or decrease in the amount of investment advisory fees paid by the Funds to HCM.

The SEC Order applies to at least the following situations:

•	HCM recommends that a Fund’s management be diversified by adding another sub-adviser;
•	HCM recommends that a sub-adviser be replaced with a different sub-adviser;
•	HCM recommends that a Fund that currently does not have a sub-adviser engage a sub-adviser;
•	HCM or a sub-adviser desires to materially amend a then existing sub-advisory agreement; or
•	There is a change of control of a sub-adviser.

Comparison of Present and Proposed Selection Process for Sub-Advisers

Under both the current process for approval of sub-advisory agreements and under the proposed process, any new sub-advisory agreement and any change in a sub-advisory agreement requires approval by the Board. In considering whether to appoint a sub-adviser for any Fund, the Board will analyze the factors it considers relevant, including:

•	the nature, extent and quality of the services to be provided;
•	investment performance;
•	the costs of the services to be provided and the profits to be realized by the sub-adviser and its affiliates from the relationship with the Fund;
•	the extent to which economies of scale would be realized as the Fund grows; and
•	other factors that the Board considers relevant to the sub-adviser’s performance.

If the SEC provides the requested relief and the shareholders of a Fund do not approve this proposal, in order for HCM to appoint a new sub-adviser to a Fund or materially change a sub-advisory agreement relating to a Fund, the Board must call and hold a shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders.  This process is time consuming and costly.  Without the delay inherent in holding shareholder meetings, HCM would be able to act more quickly to appoint a new sub-adviser to a Fund or materially change a sub-advisory agreement relating to a Fund if and when the Board and HCM believe that the appointment or material change would benefit the Fund.  The Board believes that granting HCM and the Board maximum flexibility to select sub-advisers and materially change sub-advisory agreements, without incurring the otherwise necessary delay or expense of obtaining further shareholder approval, is in the best interest of the shareholders because it will allow each Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection of the sub-advisers in HCM (subject to review by the Board) in light of HCM’s investment advisory expertise and its ability to select appropriate sub-advisers.  HCM has experience in selecting and supervising sub-advisers and negotiating sub-advisory agreements.

Finally, the Board's approval will continue to be required to appoint new sub-advisers and to materially amend sub-advisory agreements.  Each sub-advisory agreement will be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Order may provide relief.

Required Vote

Approval of this proposal for a Fund requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of such Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  If shareholders approve this proposal, it will take effect shortly after an order is issued by the SEC relating to the relief requested in the Exemptive Application.  If this proposal is not approved or the SEC does not grant the Trust and HCM the SEC Order discussed above, the Funds will continue to require shareholder approval of changes in sub-advisory relationships.

The Trustees unanimously recommend that shareholders of the Funds vote for authorizing HCM, with the approval of the Board, including a majority of the Independent Trustees, to enter into and materially amend sub-advisory agreements, without shareholder approval.

PROPOSAL 5
AMENDMENT OF A FUNDAMENTAL INVESTMENT RESTRICTION AND THE INVESTMENT STRATEGY OF HIGHMARK 100% U.S. TREASURY MONEY MARKET FUND

After considering the present fundamental investment restrictions and the investment strategy for HighMark 100% U.S. Treasury Money Market Fund (as used in this Proposal 5, the “Fund”), the Board has concluded that it would be in the best interests of the Fund’s shareholders to amend one of the Fund’s fundamental investment restrictions and to make a related change to the Fund’s investment strategy.  The 1940 Act requires each Fund to have certain investment restrictions which can be changed only by a shareholder vote.  A mutual fund may also self-designate other restrictions, which may be changed only by a shareholder vote.  Both of these kinds of restrictions are referred to as “fundamental” investment restrictions.  While the 1940 Act does not require shareholder approval for a change in the investment strategy, the Trustees concluded that it was nonetheless appropriate to seek shareholder approval for this change, which is directly related to the change in the fundamental investment restriction.

The following fundamental investment restriction of the Fund and the investment strategy of the Fund would be amended as follows:

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION	PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund “[m]ay not purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury.”

The Fund “[m]ay not invest less than 80% of its net assets in short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury.  For temporary purposes either under volatile market conditions or in extremely low interest rate environments, the Fund may invest up to 20% of its assets in (1) securities issued or guaranteed by the U.S. Government or its agencies, authorities, enterprises or instrumentalities that are not U.S. Treasury securities or separately traded components thereof, and/or (2) repurchase agreements collateralized by any of the same or by U.S. Treasury securities and separately traded components of U.S. Treasury securities.”

CURRENT INVESTMENT STRATEGY	PROPOSED INVESTMENT STRATEGY
“The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called ‘STRIPs.’”

“Under normal market conditions, the Fund will invest materially all of its total net assets in U.S. Treasury securities and separately traded components of those securities called ‘STRIPS.’  For temporary purposes either under volatile market conditions or in extremely low interest rate environments, the Fund may invest up to 20% of its assets in (1) securities issued or guaranteed by the U.S. Government or its agencies, authorities, enterprises or instrumentalities that are not U.S. Treasury securities or separately traded components thereof, and/or (2) repurchase agreements collateralized by any of the same or by U.S. Treasury securities and separately traded components of U.S. Treasury securities.”

Analysis of Proposed Change

Demand for short maturity U.S. Treasury securities has been high for the past three years, as evidenced by yields substantially lower than the Federal Reserve’s key short term market rate.  It has been difficult to invest new monies in a manner consistent with the Fund’s investment objective and strategies during portions of this three year period when market yields fell to zero.  At times it looked as if the Fund might have to purchase U.S. Treasury securities generating negative returns, which could over time have jeopardized the ability of the Fund to maintain its $1.00 net asset value.  This necessitated HCM to make a decision to refuse certain purchases or exchanges into the Fund for a short time and then to limit large purchases or exchanges into the Fund in order to manage inflows and protect the existing current yield.  Additionally, recent changes in the SEC’s rule governing money market funds require money market funds to meet certain portfolio liquidity standards and accord U.S. Treasury securities of any maturity the liquidity status of one day.  Without a change in this investment restriction, the Fund has limited options to invest conservatively and achieve a reasonable rate of return.

For these reasons, the Board concluded that it would be in the best interests of the Fund’s shareholders to amend one of the fundamental investment restrictions and the investment strategy of the Fund to permit the Fund, for temporary purposes either under volatile market conditions or in extremely low interest rate environments, to invest up to 20% of the Fund’s assets in (1) securities issued or guaranteed by the U.S. Government or its agencies, authorities, enterprises or instrumentalities that are not U.S. Treasury securities or separately traded components thereof, and/or (2) repurchase agreements collateralized by any of the same or by U.S. Treasury securities and separately traded components of U.S. Treasury securities.  In a repurchase agreement, one party agrees to sell immediately a security to the other party and also agrees to buy the same security from the other party at a fixed price at some later date.  If the seller were to default on its repurchase obligation or become insolvent, the buyer holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the buyer’s disposition of the underlying securities was delayed pending court action.

Required Vote

Approval for this proposal requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  If this proposal is not approved, the fundamental investment restriction and the investment strategy set forth above will remain unchanged.

The Trustees unanimously recommend that shareholders of the Fund approve the amendment of HighMark 100% U.S. Treasury Money Market Fund’s fundamental investment restriction and investment strategy set forth above.

PROPOSAL 6
NEW SUB-ADVISORY AGREEMENTS WITH ZIEGLER CAPITAL MANAGEMENT, LLC

Information About the Sale of Ziegler Capital Management, LLC

On April 30, 2010, the Ziegler Companies, Inc. (“ZCO”), the parent company of Ziegler Capital Management, LLC (“Ziegler”) entered into a purchase agreement (the “Purchase Agreement”) with RTZ Acquisition, LLC (“Rizvi”) and Scott Roberts to sell fifty-one percent (51%) of the outstanding membership interests in Ziegler (the “Transaction”).  Rizvi is a newly formed entity managed by Rizvi Traverse Management LLC.  The Transaction closed on May 21, 2010.  Mr. Roberts was the President of Ziegler prior to the Transaction and has become the President, CEO and Chairman of Ziegler following the Transaction.  Prior to the Transaction, Ziegler was a wholly-owned subsidiary of ZCO.  Upon the closing of the Transaction, ZCO, Rizvi, and Mr. Roberts owned 49%, 41% and 10%, respectively, of Ziegler.

The Transaction is the type of event considered to be a “change of control” of Ziegler under the 1940 Act.  Under the 1940 Act, which regulates investment companies such as the Funds, investment advisory (and sub-advisory) agreements for investment companies are required to terminate automatically upon their assignment, and a “change of control” of an investment adviser (or a sub-adviser) is deemed to cause an assignment of the investment advisory (or sub-advisory) agreements to which the investment adviser (or sub-adviser) is a party.  Consequently, on May 21, 2010, the then existing sub-advisory agreements between HCM and Ziegler relating to HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund (as used in this Proposal 6, the “Funds”) automatically terminated in accordance with their terms as well as the terms of the 1940 Act (each a “Prior Sub-Advisory Agreement,” and collectively, the “Prior Sub-Advisory Agreements”).  In anticipation of the termination of the Prior Sub-Advisory Agreements, at an in person meeting of the Board held on May 19, 2010, the Board, including the Independent Trustees, approved interim contracts between HCM and Ziegler relating to the Funds (each an “Interim Sub-Advisory Agreement,” and collectively, the “Interim Sub-Advisory Agreements”), which will continue in effect until the earlier of 150 days after the termination of the Prior Sub-Advisory Agreements and the approval of new sub-advisory agreements between HCM and Ziegler.  At such Board meeting, the Board, including the Independent Trustees, also approved new sub-advisory agreements between HCM and Ziegler relating to the Funds (each a “New Sub-Advisory Agreement,” and collectively, the “New Sub-Advisory Agreements”).  The Board is now proposing the New Sub-Advisory Agreements to the shareholders of the Funds so that the Funds may continue to receive sub-advisory services from Ziegler.

The Interim Sub-Advisory Agreements

Each Interim Sub-Advisory Agreement became effective on May 21, 2010, when the Transaction closed.  Each Interim Sub-Advisory Agreement provides that it may not continue in effect for longer than 150 days, meaning that it will terminate no later than October 18, 2010.  In addition, HCM, the Board, or the shareholders upon the vote of a “majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of a Fund, may terminate the Interim Sub-Advisory Agreement with respect to such Fund without penalty on 10 days’ written notice to Ziegler.  Each Interim Sub-Advisory Agreement may be also be terminated by Ziegler at any time, without penalty, on 60 days’ written notice by Ziegler to HCM.  Each Interim Sub-Advisory Agreement also provides that any fees payable under the Interim Sub-Advisory Agreement must be held in an interest-bearing escrow account, to be released to Ziegler only if a new, definitive sub-advisory agreement between HCM and Ziegler is subsequently approved by the Fund’s shareholders by October 18, 2010; otherwise, Ziegler will be entitled to receive for its services under the Interim Sub-Advisory Agreement only an amount, paid out of the escrow account, equal to the lesser of (i) its costs of performing services under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow) and (ii) the amount in the escrow account plus interest earned thereon.  The Interim Sub-Advisory Agreements are nearly identical to the agreements they replaced, except for their dates and the terms required to be included by Rule 15a-4 under the 1940 Act regarding the term and termination of such agreements and the escrow and payment of fees.

The Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements

Each Fund’s New Sub-Advisory Agreement is identical to its Prior Sub-Advisory Agreement, except that the New Sub-Advisory Agreements will have different effective dates, and the name of the sub-administrator for the Funds has changed. (They are also nearly identical to the Interim Sub-Advisory Agreements, except that they will have different effective dates, terms and termination provisions, they do not require sub-advisory fees to be paid into an escrow account, and they do not have other terms required by Rule 15a-4 under the 1940 Act.) The New Sub-Advisory Agreements will become effective upon shareholder approval.  The Prior Sub-Advisory Agreements became effective on June 8, 2009.  The terms of the New Sub-Advisory Agreements are described generally below, but are qualified entirely by reference to the New Sub-Advisory Agreements.  Please refer to Exhibit D for a form of the New Sub-Advisory Agreements.

Under the New Sub-Advisory Agreements, subject to the supervision of the Board and HCM, Ziegler will be responsible for furnishing an investment program in respect of, and make investment decisions for, the assets of the Funds and shall have full discretionary authority with respect to the assets of the Funds.  Ziegler has full discretion and is authorized to place all orders for the purchase and sale of securities, on behalf of the Funds.  Ziegler is also authorized, subject to periodic approvals of authorized persons by the Board, to authorize the Funds’ custodian to settle trades executed on behalf of the Funds.  In the performance of its duties, Ziegler will satisfy its fiduciary duties to the Funds, will monitor the Funds’ investments, and will comply with the Funds’ prospectus(es) and compliance policies and procedures furnished to Ziegler by HCM from time to time (provided that Ziegler is provided with reasonable notice of any change to the Funds’ investment objectives, policies and restrictions).

For providing services to the Funds, Ziegler is paid fees by HCM and not by the Funds or their shareholders.  The sub-advisory fee rates in the New Sub-Advisory Agreement with respect to a Fund are identical to the sub-advisory fee rates set forth in the Prior Sub-Advisory Agreement with respect to such Fund.  For providing sub-advisory services, HCM  paid Ziegler [aggregate amount of fee for each Fund during the last fiscal year ended July 31, 2010 (including escrowed amounts).]

Fund	Fees Paid
[Fund]	$

Under the New Sub-Advisory Agreement between Ziegler and HCM relating to HighMark Equity Income Fund, Ziegler is entitled to be paid monthly a fee equal, with respect to any particular month, to 50% of the total of (i) the adjusted gross advisory fee payable to HCM by the Fund with respect to such month, minus (ii) any adviser pay or supplemental payments paid to financial intermediaries or other third parties for the offering or sale of shares in such Fund or the ongoing maintenance of relationships with shareholders of such Fund (including the performance of services with respect to such shareholders) by an adviser or a distributor of HighMark Funds or any of its affiliates (whether as revenue sharing, or for shareholder services, recordkeeping services or other services) with respect to such month. Ziegler’s fee is paid by HCM.

Under the New Sub-Advisory Agreement between Ziegler and HCM relating to HighMark NYSE Arca Tech 100 Index Fund, Ziegler is entitled to be paid monthly a fee equal, with respect to any particular month, to 50% of the total of (i) the adjusted gross advisory fee payable to HCM by the Fund with respect to such month, minus (ii) any adviser pay or supplemental payments paid to financial intermediaries or other third parties for the offering or sale of shares in such Fund or the ongoing maintenance of relationships with shareholders of such Fund (including the performance of services with respect to such shareholders) by an adviser or a distributor of HighMark Funds or any of its affiliates (whether as revenue sharing, or for shareholder services, recordkeeping services or other services) with respect to such month, minus (iii) all amounts paid by the Fund and/or HCM with respect to such month pursuant to any license agreement relating to the Fund’s use of the NYSE Arca Tech 100 Index and/or any trademarks Archipelago Holdings, Inc. or any successor thereto owns or to which it has rights. Ziegler’s fee is paid by HCM.

Under the New Sub-Advisory Agreement between Ziegler and HCM relating to HighMark Wisconsin Tax-Exempt Fund, Ziegler is entitled to be paid monthly a fee equal, with respect to any particular month, to 50% of the total of (i) the adjusted gross advisory fee payable to HCM by the Fund with respect to such month, minus (ii) the lesser of (1) the contractually committed expense reimbursement rate, if any, in effect on the date the Fund commenced operations and (2) the contractually committed expense reimbursement rate, if any, then in effect, minus (iii) any adviser pay or supplemental payments paid to financial intermediaries or other third parties for the offering or sale of shares in such Fund or the ongoing maintenance of relationships with shareholders of such Fund (including the performance of services with respect to such shareholders) by an adviser or a distributor of HighMark Funds or any of its affiliates (whether as revenue sharing, or for shareholder services, recordkeeping services or other services) with respect to such month. Ziegler’s fee is paid by HCM.

Each New Sub-Advisory Agreement may be terminated at any time, without penalty, by HCM, by the Trustees, or by the vote of a “majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of a Fund upon sixty (60) days’ written notice to Ziegler.  Each New Sub-Advisory Agreement may also be terminated at any time, without penalty, on sixty (60) days’ written notice by Ziegler to HCM.  Each New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.

Each New Sub-Advisory Agreement provides that Ziegler is not liable for any error of judgment or for any loss suffered by a Fund or HCM in connection with the performance of its obligations under the New Sub-Advisory Agreement, except a loss resulting from a breach of Ziegler’s fiduciary duty with respect to the receipt of compensation for services; a loss resulting from Ziegler’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the New Sub-Advisory Agreement; a loss resulting from Ziegler’s infringement of intellectual property rights of a third party, breach of its obligation to a third party to maintain information confidential, or act or omission causing damage to the property of, personal injury to, or death of, a third party; or as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified thereby.  Any damages that Ziegler, HCM or both is required to pay under a New Sub-Advisory Agreement cannot exceed actual proven direct damages in connection with its obligations under such New Sub-Advisory Agreement.

Each New Sub-Advisory Agreement provides that HCM will defend, indemnify and hold Ziegler harmless from and against any and all liabilities, claims, losses, damages, actions and causes of actions, including without limitation injury to, illness or death of any person or persons regardless of status, and damage to or destruction of any property, and claims of infringement and breaches of confidentiality, as well as attorneys’ fees, which Ziegler may sustain or incur by reason of any act or omission by HCM, its employees or agents, arising out of, or in any manner directly or indirectly connected with, the work or the furnishing of materials or other services, regardless of whether such liabilities, claims, demands, losses, damages, actions and causes of action arise during the course of or after the completion of such work or furnishing of materials or other services.  The indemnity and hold harmless provision is not applicable to any liability caused by the willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties of Ziegler or its respective representatives, nor is the provision applicable to actions or omissions by Ziegler, its employees or agents in connection with (i) infringement, breach of confidentiality, property damage and personal injury or death, (ii) a loss resulting from a breach of Ziegler’s fiduciary duty with respect to the receipt of compensation for services, or (iii) as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified hereby.

Each New Sub-Advisory Agreement also provides that Ziegler will defend, indemnify and hold HCM harmless from and against any and all liabilities, claims, losses, damages, actions and causes of actions, including without limitation injury to, illness or death of any person or persons regardless of status, and damage to or destruction of any property, and claims of infringement and breaches of confidentiality, as well as attorneys’ fees, which HCM may sustain or incur by reason of any act or omission by Ziegler, its employees or agents, arising out of, or in any manner directly or indirectly connected with, the work or the furnishing of materials or other services, regardless of whether such liabilities, claims, demands, losses, damages, actions and causes or action arise during the course of or after the completion of such work or furnishing of materials or other services.  The indemnity and hold harmless provision will not be applicable to any liability caused by the willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties of HCM or its respective representatives, nor is the provision applicable to actions or omissions by HCM, its employees or agents in connection with (i) infringement, breach of confidentiality, property damage and personal injury or death, (ii) a loss resulting from a breach of HCM’s fiduciary duty with respect to the receipt of compensation for services, or (iii) as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified hereby.

If approved by shareholders, each New Sub-Advisory Agreement will have an initial two year term, and thereafter may be renewed on an annual basis (a) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval and (b) by the vote of a majority of the Trustees or by the vote of a “majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the applicable Fund.

If shareholders approve the New Sub-Advisory Agreements, it is expected that the Funds’ current portfolio management team will continue to manage the Funds’ assets.

Trustees’ Considerations

At a meeting of the Board held on May 19, 2010, the Trustees conferred with representatives of Ziegler and HCM to consider the Transaction and its effect on the Funds.  Legal counsel assisted the Board, and provided advice on, among other things, the Board’s fiduciary obligations in considering the proposed Interim Sub-Advisory Agreements and New Sub-Advisory Agreements.

In evaluating the proposed New Sub-Advisory Agreements, the Board reviewed materials furnished by HCM and Ziegler.  Representatives of Ziegler were present at the meeting and described in detail the Transaction and its effect on Ziegler’s provision of sub-advisory services to the Funds.  After considering the information presented to it at the meeting, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreements.  In considering whether to approve the New Sub-Advisory Agreements, the Board did not identify any single factor as determinative.  Matters considered by the Trustees in connection with their approval of the New Sub-Advisory Agreements included the following:

The differences between the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements. In considering whether to approve the New Sub-Advisory Agreements, the Trustees took into account that they had recently approved the Prior Sub-Advisory Agreements with Ziegler on January 23, 2009 and the initial shareholder of the Funds approved the Prior Sub-Advisory Agreements on June 3, 2009.  The Trustees also noted that there are no material changes between the terms and conditions of the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements, except that the New Sub-Advisory Agreements will have different effective dates.

The impact of the Transaction on Ziegler’s provision of sub-advisory services to the Funds.   In determining whether to approve the New Sub-Advisory Agreements, the Trustees, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided under the New Sub-Advisory Agreements were at least equivalent to those provided under the Prior Sub-Advisory Agreements.  In addition, the Trustees were advised by Ziegler that Ziegler anticipated that there would be no changes in the personnel who provide the portfolio management services to the Funds. The Trustees reviewed information regarding the Transaction and information regarding Ziegler and the investors, Rizvi and Mr. Roberts, including financial statements of Ziegler pre and post Transaction, affiliates of Ziegler pre and post Transaction and Ziegler’s business plan.  The Trustees noted that there are no anticipated changes in the management structure, the portfolio management teams or any other personnel of Ziegler after the Transaction, aside from Ziegler hiring its own in-house legal counsel on May 3, 2010, and Mr. Roberts taking on additional responsibilities as the CEO and Chairman of Ziegler (in addition to his role as President), which make Mr. Roberts responsible for all aspects of the management of Ziegler and require him to report to Ziegler’s Board of Managers.  The Trustees further noted that ZCO will bear all expenses incurred by the Funds in connection with the proposed Transaction.

The nature, extent and quality of the services to be provided to the Funds under the New Sub-Advisory Agreements.  The Trustees considered the nature, extent and quality of the services provided by Ziegler to the Funds and the resources dedicated to the Funds by Ziegler.  After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the New Sub-Advisory Agreements, that the nature, extent and quality of services provided by Ziegler supported approval of the New Sub-Advisory Agreements.

Investment performance of the Funds and Ziegler.  The Trustees received and considered information about the performance of the Funds relative to their peers and Ziegler’s performance in managing products with similar investment objectives and strategies as the Funds over various time periods.  The Trustees also considered Ziegler’s reputation generally.  After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the New Sub-Advisory Agreements, that the performance of Ziegler in managing the Funds when compared to products with similar investment objectives and strategies as the Funds supported approval of the New Sub-Advisory Agreements.

The costs of the services to be provided and profits to be realized by Ziegler and its affiliates from their relationships with the Funds.  The Trustees considered and had discussions with Fund management regarding the fees charged by Ziegler relating to its services to the Funds.  The Trustees observed that the fee rates under the New Sub-Advisory Agreements were identical to the fee rates under the Prior Sub-Advisory Agreements.  In considering the fees charged to other funds or accounts, the Trustees considered, among other things, the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to manage mutual fund assets effectively, and the differences between the responsibilities of a sub-adviser, as compared to an adviser, of a mutual fund.  In evaluating the Funds’ sub-advisory fees, the Trustees also took into account the demands of Ziegler’s approach to the investment management of the Funds.  The Trustees also considered whether any compensation other than sub-advisory fees is received by Ziegler and its affiliates from the Funds or any other series of the Trust.  The Trustees also reviewed information relating to the profitability of Ziegler’s and its affiliates’ relationship with the Funds.  When reviewing the profitability of Ziegler, the Trustees took into account the expense levels of the Funds.  After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the New Sub-Advisory Agreements, that the sub-advisory fees charged by Ziegler relating to its services to be provided to the Funds were fair and reasonable and supported approval of the New Sub-Advisory Agreements.

Economies of scale.  The Trustees considered the possible existence of economies of scale (i.e. decreasing per unit costs as a fund increases in asset size) in the provision of services by Ziegler and whether those economies of scale are shared with the Funds. The Trustees noted that all of the share classes of the Funds benefit from expense caps. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Ziegler and its affiliates of their relationships with the Funds, as discussed above. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the New Sub-Advisory Agreements, that the extent to which any economies of scale are to be shared with the Funds supported the approval of the New Sub-Advisory Agreements with respect to the Funds.

The Trustees also considered other factors, which included but were not limited to the following:

●	the compliance programs of Ziegler;
●	so-called “fallout benefits” to Ziegler such as the benefits of investment research provided to Ziegler by reason of brokerage commissions (“soft dollar” benefits) generated by HighMark Equity Income Fund’s and HighMark NYSE Arca Tech 100 Index Fund’s securities transactions. There is no soft dollar arrangement for Ziegler’s fixed income portfolios, including HighMark Wisconsin Tax-Exempt Fund.

Based on their evaluation of all factors that they deemed to be material and assisted by the advice of independent counsel, the Trustees, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreements.

Based on the same factors and conclusions, the Trustees also approved the Interim Sub-Advisory Agreements between HCM and Ziegler relating to the Funds, such agreements to take effect upon the termination of the Prior Sub-Advisory Agreements and to terminate no later than 150 days after their effectiveness.

Principal Executive Officers and Directors of Ziegler

The following is a list of Ziegler’s principal executive officers and Board of Managers.  Ziegler’s principal address is 200 South Wacker Drive, Suite 2000, Chicago, IL 60606.

Name	Position with Ziegler	Principal Occupation
Scott Roberts	Chairman of the Board of Managers, Chief Executive Officer and President	Chairman, Chief Executive Officer and President of Ziegler
Suhail R. Rizvi	Manager	Chief Investment Officer of Rizvi Traverse Management
John A. Giampetroni	Manager	Chief Operating Officer of Rizvi Traverse Management
Thomas R. Paprocki	Manager	Chief Executive Officer of ZCO
Wayne L. Gilpin	Manager	Senior Managing Director, B.C. Ziegler and Company

Ziegler is owned by ZCO (49%), Rizvi (41%) and Mr. Roberts (10%).  ZCO is located at 200 South Wacker Drive, Suite 2000, Chicago, IL 60606.  Rizvi’s address is c/o Rizvi Traverse Management, LLC, 260 East Brown Street, Suite 380, Birmingham, MI 48009.  The sole member of Rizvi is Rizvi Acquisition Holdings, LLC.  Mr. Roberts’ address is c/o Ziegler Capital Management, LLC, 200 South Wacker Drive, Suite 2000, Chicago, IL 60606.

Ziegler has informed the Trustees that Ziegler does not provide sub-advisory services to any other registered mutual funds that have similar investment objectives and policies as the Funds.

Required Vote

Shareholder authorization for approval of a New Sub-Advisory Agreement with respect to a Fund requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trustees unanimously recommend that shareholders of the Funds vote for approval of the New Sub-Advisory Agreements.

ADDITIONAL INFORMATION

OTHER MATTERS AND DISCRETION
OF PERSONS NAMED IN THE PROXY

While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which Fund management intends to present or knows that others will present is the business stated in the Notice of Special Meeting.  If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the shares outstanding as of July 26, 2010 entitled to vote on such matter.  If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, with respect to a proposal, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting with respect to such proposal to a later date.  In the event that a quorum is present with respect to a proposal but sufficient votes in favor of such proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to such proposal to permit further solicitation of proxies with respect to such proposal.  All such adjournments will require the affirmative vote of a majority of the shares entitled to vote on the applicable proposal present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote in favor of such an adjournment those proxies that they are entitled to vote in favor of the proposal, and will vote against any such adjournment those proxies required to be voted against the proposal.

Affiliated Fund Service Providers

HCM serves as investment adviser of the Trust and manages, or oversees the management of, its investment portfolios, including the Funds, on a day-to-day basis under the supervision of the Board.  HCM also serves as the Trust’s administrator.

For the fiscal year ended July 31, 2010, the Funds paid HCM and [Union Bank, N.A.], an affiliated person of HCM, the following fees under the agreements set forth below:

Fund	Administrative Fees1	Custody Fees2	Shareholder Servicing Fees3	Securities Lending Fees4

1 Paid pursuant to an administrative services agreement between the Funds and HCM.
2 Paid pursuant to a custodian agreement between the Funds and [Union Bank, N.A.].
3 Paid pursuant to a shareholder servicing plan between the Funds and HCM.
4 Paid pursuant to a securities lending agreement between the Funds and [Union Bank, N.A.].

The approval of the investment advisory agreement amendment will not effect the continuance of the above agreements.

Brokerage Commissions

HCM is an indirect wholly-owned subsidiary of Mitsubishi UFJ.  Mitsubishi UFJ currently holds an approximately 21% interest in Morgan Stanley (assuming full conversion of the convertible preferred stock that Mitsubishi UFJ currently owns).  Morgan Stanley & Co. Incorporated is a wholly-owned subsidiary of Morgan Stanley.  For the fiscal year ended July 31, 2010, the Funds paid Morgan Stanley & Co. Incorporated the following fees in brokerage commissions:

Fund	Aggregate Amount of Brokerage Commissions	Percentage of Fund’s Aggregate Brokerage Commissions

Distributor

HighMark Funds Distributors, Inc., a wholly-owned subsidiary of BNY Mellon Distributors Inc., with its principal business offices at 760 Moore Road, King of Prussia, PA, serves as distributor to the Trust.

Independent Public Accountants

HighMark Funds has retained Deloitte & Touche LLP (“D&T”) as its independent public accountants for the Funds.  Representatives of D&T are not expected to be at the Special Meeting but are expected to be available by telephone should the need for consultation arise.  Representatives of D&T shall have the opportunity to make a statement at the Special Meeting if they desire to do so.

Audit Fees.  The aggregate fees billed for each of the last two fiscal years of the Funds for professional services rendered by D&T for the audits of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $[] for fiscal year ended July 31, 2009 and $[] for fiscal year ended July 31, 2010.

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years of the Funds for assurance and related services by D&T that are reasonably related to the performance of the audits of the Funds’ financial statements and are not reported in the “Audit Fees” sub-section above are $[] for fiscal year ended July 31, 2009 and $[] for fiscal year ended July 31, 2010.

The above “Audit-Related Fees” were billed for the three security count verifications for the Funds as required under section (f) of Rule 17f-2 of the 1940 Act.

Tax Fees. The aggregate fees billed in each of the last two fiscal years of the Funds for professional services rendered by D&T for tax compliance, tax advice and tax planning relating to the Funds are $[] for fiscal year ended July 31, 2009 and $[] for fiscal year ended July 31, 2010.

Tax fees represent fees paid for the review of federal and state income and excise tax returns for certain Funds.

All Other Fees.  The aggregate fees billed in each of the last two fiscal years of the Funds for products and services provided by D&T to the Funds, other than the services reported in the “Audit Fees,” “Audit-Related Fees” and “Tax Fees” sub-sections above, are $[] for fiscal year ended July 31, 2009 and $[] for fiscal year ended July 31, 2010.

To the extent required by applicable law, the Trust’s Audit Committee approves, in advance, the engagement of all audit and non-audit services rendered to the Funds by D&T and all non-audit services rendered by D&T to HCM and to certain of HCM’s affiliates, provided, however, that the Audit Committee may implement policies and procedures pursuant to which such services are pre-approved other than by the full Audit Committee, subject to subsequent reporting of any such pre-approvals to the Audit Committee (generally at the Audit Committee’s next regular meeting).

The percentage of services described in the “Audit-Related Fees,” “Tax Fees” and “All Other Fees” sub-sections above that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(i)	Audit-Related Fees: 100%
(ii)	Tax Fees: 100%
(iii)	All Other Fees: 100%

The percentage of hours expended on D&T’s engagement to audit the Funds’ financial statements for the most recent fiscal year of the Funds that were attributed to work performed by persons other than D&T’s full-time, permanent employees was less than fifty percent.

The aggregate non-audit fees billed by D&T for services rendered to the Funds, and rendered to HCM, and any entity controlling, controlled by or under common control with HCM that provides ongoing services to the Funds for each of the last two fiscal years of the Funds was $[] for fiscal year ended July 31, 2009 and $[] for fiscal year ended July 31, 2010.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to HCM, and any entity controlling, controlled by or under common control with HCM that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining D&T’s independence.

Trademarks and Licenses

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by HighMark Funds.  The NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc.  Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the NYSE Arca Tech 100 Index Fund particularly or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

Archipelago Holdings, Inc. (“Arca”) makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the NYSE Arca Tech 100 Index or any data included therein. In no event shall Arca have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Share Ownership

The following table sets forth each of the persons or entities that held of record and/or beneficially as of July 6, 2010 more than 5% of the outstanding shares of any class of shares of the Funds.

Name & Address		Number of Shares Owned	Percent of Class
Balanced Fund – Class B Shares
NFS LLC FEBO, Union Bank Cust, IRA Rollover, FBO Joseph J Bremm	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	4,138.306	10.79%
Nelson H Long Trst, Mary Ann Piro Revocable Trust	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	4,636.881	12.09%
State Street Bank and Trust Co, Nelson H Long	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	3,131.702	8.17%
Balanced Fund – Class C Shares
State Street Bank & Trust Co, Cust For the IRA of Nancy W Keyes	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	3,265.094	8.48%
Kevin J Gallagher & Suzanne G Gallagher JTWROS	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	4,204.986	10.92%
NFS LLC FEBO, NFS/FMTC IRA, FBO Arthur J Furtney Jr	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	2,365.738	6.14%
Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	3,314.398	8.61%
UTD FBO Isaac Rodriguez Spec Needs Tr	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	11,781.787	30.59%
LPL Financial	9785 Towne Centre Drive, San Diego CA 92121-1968	2,111.324	5.48%
Balanced Fund – Fiduciary Shares
PIMS/Prudential Retirement, As Nominee for the TTEE/Cust PL 820	Makita U.S.A., Inc., 14930 Northam St, La Mirada, CA 90638-5749	290,192.838	20.63%
PIMS/Prudential Retirement, As Nominee for the TTEE/Cust PL 820	Bank of Tokyo-Mitsubishi UFJ, 1251 Avenue of The Americas, New York, NY 10020-1104	399,246.963	28.39%
PIMS/Prudential Retirement, As Nominee for the TTEE/Cust PL 820	Bk of Tokyo-Mitsubishi UFJ Ltd, 111 Huntington Ave Ste 400, Boston MA 02199-7610	83,216.881	5.92%
SEI Private Trust, c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	77,192.445	5.49%

Cognitive Value Fund – Class A Shares
Pershing LLC (5-2)	P O Box 2052 Jersey City, NJ 07303-2052	3,890.906	6.20%
Pershing LLC (8-3)	P O Box 2052 Jersey City, NJ 07303-2052	3,380.376	5.39%
Pershing LLC (0-6)	P O Box 2052 Jersey City, NJ 07303-2052	3,412.483	5.44%
Pershing LLC (2-2)	P O Box 2052 Jersey City, NJ 07303-2052	3,605.734	5.75%
Pershing LLC (8-0)	P O Box 2052 Jersey City, NJ 07303-2052	3,997.511	6.37%
Cognitive Value Fund – Class C Shares
Raymond James & Assoc Inc CSDN, FBO James A Whatley IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	4,187.699	7.34%
Pershing LLC (6-5)	P O Box 2052 Jersey City, NJ 07303-2052	3,611.686	6.33%
Pershing LLC (7-8)	P O Box 2052 Jersey City, NJ 07303-2052	5,154.066	9.03%
LPL Financial Services	9785 Towne Centre Drive, San Diego, CA 92121-1968	11,440.765	20.04%
Cognitive Value Fund – Class M Shares
Charles Schwab & Co Inc, Special Custody Acct FBO Customers	101 Montgomery St, San Francisco CA 94104-4151	1,367,371.268	17.81%
SEI Private Trust Company, c/o Union Bank of Calif ID797 R/R FBO	One Freedom Valley Drive, Oaks, PA 19456-9989	492,422.059	6.42%
Arlin Trust TA/I, SEI Private Trust Company, c/o Union Bank of Calif ID 797 R/R (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	492,422.059	6.42%
Cognitive Value Fund – Fiduciary Shares
SEI Private Trust Company (0-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	27,696.726	11.69%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	22,615.801	9.55%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	26,276.015	11.09%
SEI Private Trust Company (0-6) c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	147,339.805	62.21%
Foley, Edward T Trust B – Irrev Tr., SEI Private Trust Company, c/o Union Bank ID 797 (1) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	147,339.805	62.21%
HighMark Cap Growth Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	26,276.015	11.09%
HighMark Grth Inc Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	22,615.801	9.55%

Core Equity Fund – Class A Shares
State Street Bank & Trust Co, Cust for the IRA of Earl Lowery	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	40,266.783	11.02%
Core Equity Fund – Class B Shares
NFS LLC FEBO, Oliver Schiffermann, Union Bank Cust	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	3,640.582	5.10%
NFS LLC FEBO, Union Bank Cust, IRA Sepp FBO Nourollah B Ghorbani	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	6,597.979	9.25%
NFS LLC FEBO, Union Bank Cust, IRA Rollover, FBO Nourollah B Ghorbani	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5,323.441	7.46%
Nelson H Long Trst, Mary Ann Piro Revocable Trust	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	8,055.083	11.29%
State Street Bank and Trust Co, Nelson H Long	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5,445.759	7.63%
NFS LLC FEBO, Job York Pok Chan, Lily Chau Hung Chan	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5,766.173	8.08%
NFS LLC FEBO, Nourollah B Ghorbani Trust	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	3,698.247	5.18%
Core Equity Fund – Class C Shares
State Street Bank & Trust Co Cust, Roth Contribution IRA, FBO Kristy M Lamb	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	4,098.393	6.54%
Marilyn & Leonard Paller, B Q-Tip Tr UA DTD	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	8,128.911	12.96%
Pershing LLC	P O Box 2052 Jersey City, NJ 07303-2052	3,232.564	5.16%
Raymond James & Assoc Inc CSDN, FBO David Gaither Sr IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	3,512.707	5.60%
Raymond James & Assoc Inc, FBO Mary N Denny	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	4,500.000	7.18%

Core Equity Fund – Fiduciary Shares
SEI Private Trust Company (1-7), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	4,035,497.855	51.19%
SEI Private Trust Company (2-0), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	533,410.538	6.77%
SEI Private Trust Company (3-3), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	1,117,714.620	14.18%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	767,143.429	9.73%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	970,861.808	12.32%
HighMark Cap Growth Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	970,861.808	12.32%
HighMark Grth Inc Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	767,143.429	9.73%
The Swall Foundation, SEI Private Trust Company c/o Union Bank ID 797 (3) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	547,602.246	6.95%
Enhanced Growth Fund – Class A Shares
LPL Financial	9785 Towne Centre Drive, San Diego CA 92121-1968	54,054.054	21.40%
Enhanced Growth Fund – Class C Shares
State Street Bank and Trust Co, Cust for the IRA of, Janice Risseeuw DCD, FBO Cynthia Strange	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,990.499	9.80%
State Street Bank & Trust Co, Cust for the Rollover IRA, Vicki Ball	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	2,081.651	10.25%
State Street Bank & Trust Co, Cust for the IRA Rollover, FBO Matthew Ball	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,599.049	7.87%
State Street Bank & Trust Co, Cust for the IRA R/O, Rhonda Brown	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,883.308	9.27%
Pershing LLC	P O Box 2052 Jersey City, NJ 07303-2052	1,609.763	7.92%
RBC Capital Markets Corp FBO, Jewish Family Service	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	6,211.464	30.58%
Raymond James & Assoc Inc CSDN, FBO Bruce A Robinson IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	2,445.652	12.04%

Enhanced Growth Fund – Class M Shares
Charles Schwab & Co Inc, Special Custody Acct FBO Customers	101 Montgomery St, San Francisco CA 94104-4151	1,344,720.039	18.82%
SEI Private Trust Company, c/o Union Bank of Calif ID797 R/R, FBO	One Freedom Valley Drive, Oaks, PA 19456-9989	407,753.751	5.71%
Arlin Trust TA/I, SEI Private Trust Company, c/o Union Bank of Calif ID797 R/R (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	407,753.751	5.71%
Enhanced Growth Fund – Fiduciary Shares
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX60	One Freedom Valley Drive, Oaks, PA 19456-9989	9,782.968	5.37%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	55,391.476	30.38%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	67,828.340	37.20%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX20	One Freedom Valley Drive, Oaks, PA 19456-9989	16,825.167	9.23%
HighMark Cap Growth Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	67,828.340	37.20%
HighMark Grth Inc Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	55,391.476	30.38%
HighMark Div Equity Allocation Fund, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	16,825.167	9.23%
HighMark Income Plus Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	9,782.968	5.37%
Equity Income Fund – Class A Shares
NFS LLC FEBO, Marshall & Ilsley Trust Co. NA, FBO Bank 98 Dly Rcrdkpg	11270 W Park Pl Ste 400, Milwaukee, WI 53224-3638	75,727.133	5.95%
Equity Income Fund – Fiduciary Shares
Tomas E Santiago	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	133.749	11.39%
Janney Montgomery Scott LLC, Jane Fallon (IRA-Roll)	1801 Market Street, Philadelphia PA 19103-1675	1,040.478	88.61%
Fundamental Equity Fund – Class A Shares
State Street Bank and Trust Co, Cust for the Sep IRA A/C, Nancy J Reichenberger	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	16.233	5.60%
Pershing LLC	P O Box 2052 Jersey City, NJ 07303-2052	162.327	56.04%
NFS LLC FBO, Barbara Mae Cook 1992 Rev, Living Tr U/A	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	110.105	38.01%

Fundamental Equity Fund – Class C Shares
Edward D Jones & Co Custodian, FBO Daniel J Geffert IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	110.671	15.46%
Edward D Jones & Co Custodian, Marie Ottensman-Pultz CPA, FBO Marie Ottensman-Pultz Sep	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	59.343	8.29%
Edward D Jones & Co Custodian, William F Bender Jr, FBO William F Bender Jr SRI	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	54.140	7.56%
LPL Financial	9785 Towne Centre Drive, San Diego CA 92121-1968	482.315	67.38%
Fundamental Equity Fund - Fiduciary Shares
SEI Private Trust Company (0-4), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	296,699.345	34.15%
SEI Private Trust Company (5-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	90,789.636	10.45%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	156,414.546	18.01%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	196,896.374	22.67%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX20	One Freedom Valley Drive, Oaks, PA 19456-9989	44,054.954	5.07%
SEI Private Trust Company (0-1), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	45,248.770	5.21%
HighMark Cap Growth Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	196,896.374	22.67%
HighMark Grth Inc Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	156,414.546	18.01%
HighMark Div Equity Allocation Fund, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	44,054.954	5.07%
Geneva Mid Cap Growth Fund – Class A Shares
Charles Schwab & Co Inc, Special Custody Account For The Benefit of Customers – Attn Mutual Funds	101 Montgomery Street, San Francisco, CA 94101-4151	1,555,077.917	15.76%
Prudential Invest Mgmt Serv FBO, Mutl Fd Clients Attn Pruchoice unit	Gateway Center 3- 11th FL, 100 Mulberry St, Newark, NJ 07102-4056	1,799,703.891	18.24%

Geneva Mid Cap Growth Fund – Fiduciary Shares
c/o Union Bank ID 797 (7-1), SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456-9989	117,138.257	10.94%
c/o Union Bank ID 797 (1-7), SEI Private Trust Company	One Freedom Valley Drive, Oaks, PA 19456-9989	322,740.162	30.15%
SEI Private Trust Company (0-3), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	307,025.037	28.68%
Geneva Small Cap Growth Fund – Class A Shares
Charles Schwab & Co Inc, FBO Exclusive Customers	101 Montgomery Street, San Francisco, CA 94101-4151	103,674.252	81.86%
Amy Croen FBO, Geneva Capital Management LTD, 401(K) Profit Sharing Plan & Trust	250 E Wisconsin Ave, Suite 1050, Milwaukee WI 53202-4256	7,305.286	5.77%
Geneva Small Cap Growth Fund – Class C Shares
Robert W Baird & Co. Inc., A/C XXXX-XX39	777 East Wisconsin Avenue, Milwaukee WI 53202-5300	610.386	5.89%
Raymond James & Assoc Inc CDSN, FBO Bruce A Robinson IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	928.218	8.96%
Pershing LLC (9-6)	P O Box 2052 Jersey City, NJ 07303-2052	1,106.104	10.68%
Pershing LLC (0-6)	P O Box 2052 Jersey City, NJ 07303-2052	611.746	5.90%
Pershing LLC (1-9)	P O Box 2052 Jersey City, NJ 07303-2052	2,039.152	19.68%
Pershing LLC (3-5)	P O Box 2052 Jersey City, NJ 07303-2052	822.368	7.94%
Robert W Baird & Co. Inc., A/C XXXX-XX13	777 East Wisconsin Avenue, Milwaukee WI 53202-5391	520.291	5.02%
Geneva Small Cap Growth Fund – Fiduciary Shares
First Clearing, LLC, Earle A Malm II	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	25,354.970	10.01%
SEI Private Trust Company (1-6), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	80,329.532	31.70%
SEI Private Trust Company (2-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	87,609.590	34.58%
SEI Private Trust Company (3-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	59,021.989	23.29%
The Swall Foundation, SEI Private Trust Company, c/o Union Bank ID 797 (3) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	39,629.036	15.64%
Van Nuys, Emily – TW/CRT, SEI Private Trust Company, c/o Union Bank ID 797 (3) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	31,139.774	12.29
HighMark Cap Growth Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	17,382.000	6.86%

HighMark Grth Inc Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	15,505.000	6.12%
Fuchs, G & M Fdn TA/I, SEI Private Trust Company, c/o Union Bank ID 797 (3) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	14,984.424	5.91%
Epson America, Inc, SEI Private Trust Company, c/o Union Bank ID 797 (3) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	14,930.945	5.89%
Benz, Leslie S. 1979 TA/R AG, SEI Private Trust Company, c/o Union Bank ID 797 (3) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	13,579.983	5.36%
International Opportunities Fund – Class M Shares
Charles Schwab Company Inc, Funds Dept 8th FL, Reinvestment Account	101 Montgomery Street, San Francisco, CA 94101-4151	3,685,683.934	17.35%
International Opportunities Fund – Fiduciary Shares
Charles Schwab & Co Inc, FBO Exclusive Customers	101 Montgomery Street, San Francisco, CA 94101-4151	669,277.401	5.39%
SEI Private Trust Company (1-1), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	4,398,714.605	35.44%
SEI Private Trust Company (2-4), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	2,087,514.426	16.82%
SEI Private Trust Company (3-7), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	2,236,187.517	18.02%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	724,804.703	5.84%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	806,985.848	6.50%
HighMark Cap Growth Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	806,985.848	6.50%
HighMark Grth Inc Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	724,804.703	5.84%
Large Cap Growth Fund – Class A Shares
NFS LLC FEBO, Marshall & Ilsley Trust Co NA, FBO Bank 98 Dly Rcrdkpg	11270 W Park Pl, Ste 400, Milwaukee WI 53224-3638	367,973.131	15.90%
Large Cap Growth Fund – Fiduciary Shares
PIMS/Prudential Retirement, As Nominee For The TTEE/Cust Pl 820	Bank of Tokyo-Mitsubshi UFJ, 1251 Avenue of The Americas, New York NY 10020-1104	826,390.481	11.93%
SEI Private Trust Company (7-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	2,771,195.866	40.02%
SEI Private Trust Company (9-8), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	1,195,109.270	17.26%
Large Cap Value Fund – Class B Shares
UBS Financial Services Inc. FBO, The Raydean Randlett 2006, Trust DTD	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	7,061.586	5.46%
Large Cap Value Fund – Fiduciary Shares
Charles Schwab & Co Inc , Attn: Mutual Funds	101 Montgomery Street, San Francisco, CA 94101-4151	1,439,767.802	14.14%
Saxon & Co, FBOXX-XX-XXX-XXXXX75	8800 Tinicum Blvd, Philadelphia PA 19153-3111	538,221.463	5.28%
Mitra & Co FBO 98, c/o M&I Trust Co NA-Attn: MF	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	878,683.421	8.63%

PIMS/Prudential Retirement, As Nominee for the TTEE/Cust PL 820	Komatsu America Corp., One Continental Towers, 1701 W Golf Road, Rolling Meadows, IL 60008-4227	1,026,538.036	10.08%
SEI Private Trust Company, c/o UBOC ID 797 C/R	One Freedom Valley Drive, Oaks, PA 19456-9989	1,545,544.928	15.17%
SEI Private Trust Company, c/o UBOC ID 797 R/R	One Freedom Valley Drive, Oaks, PA 19456-9989	1,653,066.120	16.23%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	513,540.768	5.04%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	584,794.658	5.74%
HighMark Cap Growth Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	584,794.658	5.74%
HighMark Grth Inc Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	513,540.768	5.04%
NYSE Arca Tech 100 Index Fund – Class A Shares
Charles Schwab & Co, Inc., Special Custody Account For The, Benefit of Customers– Attn Mutual Funds	101 Montgomery Street, San Francisco, CA 94104-4151	1,530,994.171	23.87%
NYSE Arca Tech 100 Index Fund – Fiduciary Shares
NFS LLC FEBO, PMT Co Cust IRA Rollover, FBO James Marshall King	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,252.610	11.52%
NFS LLC FEBO, PMT Co Cust IRA, FBO Linda Jean Van Tassel	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	682.425	6.28%
NFS LLC FEBO, PMT Co Cust IRA Rollover, FBO Jean M Schissel	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	800.610	7.36%
Pershing LLC	P O Box 2052 Jersey City NJ 07303-2052	600.000	5.52%
NFS LLC FEBO, PMT Co Cust IRA, FBO Jon N Kietzer	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,036.866	9.54%
LPL Financial, A/C XXXX-X073	9785 Towne Centre Drive, San Diego CA 92121-1968	737.191	6.78%
LPL Financial, A/C XXXX-X773	9785 Towne Centre Drive, San Diego CA 92121-1968	589.753	5.42%
Janney Montgomery Scott LLC, Dr Stephen D Paul	1801 Market Street, Philadelphia PA 19103-1675	3,548.517	32.64%
Small Cap Advantage Fund – Class A Shares
Wells Fargo Investments LLC	625 Marquette Ave S 13th Floor, Minneapolis, MN 55402-2323	1,512.935	7.06%
LPL Financial Services A/C XXXX-XX42	9785 Towne Centre Drive, San Diego, CA 92121-1968	2,974.846	13.88%
LPL Financial Services, A/C XXXX-XX50	9785 Towne Centre Drive, San Diego, CA 92121-1968	3,734.687	17.43%
LPL Financial Services, A/C XXXX-XX07	9785 Towne Centre Drive, San Diego, CA 92121-1968	2,644.361	12.34%
LPL Financial Services, A/C XXXX-XX18	9785 Towne Centre Drive, San Diego, CA 92121-1968	1,435.361	6.70%
State Street Bank and Trust Co, FBO Robert L Zietlow IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,171.335	5.47%

Small Cap Advantage Fund – Class C Shares
State Street Bank & Trust Co, Cust For The Sep IRA A/C, Stephen W Jahn	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	384.123	7.08%
Ameritrade Inc FBO	PO Box 2226 Omaha NE 68102-2226	829.563	15.29%
Pershing LLC	P O Box 2052 Jersey City NJ 07303-2052	351.124	6.47%
LPL Financial Services	9785 Towne Centre Drive, San Diego, CA 92121-1968	273.207	5.03%
NFS LLC FEBO, NFS/FMTC IRA, FBO Darlene T Compton	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,312.801	24.19%
NFS LLC FEBO, NFS/FMTC Rollover IRA, FBO Sharon L Jayne	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,738.701	32.04%
Small Cap Advantage Fund – Fiduciary Shares
SEI Private Trust Company (6-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	791,277.283	49.03%
SEI Private Trust Company (7-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	95,766.121	5.93%
SEI Private Trust Company (8-5), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	81,687.518	5.06%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks PA 19456-9989	247,147.583	15.31%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks PA 19456-9989	282,553.230	17.51%
HighMark Cap Growth Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks PA 19456-9989	282,553.230	17.51%
HighMark Grth Inc Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks PA 19456-9989	247,147.583	15.31%
Small Cap Value Fund – Class A Shares
NFS LLC FEBO, BONY Cust For PAS Small Cap FOF, Anthony Cirelli	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,426,944.571	51.95%
Small Cap Value Fund – Class B Shares
NFS LLC FEBO, Jerry Silverman Defnd Benefit, Pen Tr	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	9,004.698	5.14%
Small Cap Value Fund – Fiduciary Shares
SEI Private Trust Company (5-0), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	669,718.668	23.64%
SEI Private Trust Company (6-3), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	199,831.139	7.05%
SEI Private Trust Company (7-6), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	252,515.475	8.91%
Wells Fargo Bank, NS FBO, Omnibus Account Reinv/Reinv, XXXX1	PO Box 1533, Minneapolis MN 55480-1533	228,671.706	8.07%

Value Momentum Fund – Fiduciary Shares
PIMS/Prudential Retirement, As Nominee For the TTEE/Cust PL 720 (4)	Union Bank 401 (K) Plan, 400 California St FL10 San Francisco, CA 94104-1318	6,553,301.482	39.00%
PIMS/Prudential Retirement, As Nominee For the TTEE/Cust PL 880	Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Dr Hercules, CA 94547-1811	1,116,290.642	6.64%
SEI Private Trust Company (8-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	3,133,527.767	18.65%
SEI Private Trust Company (0-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	1,727,773.404	10.28%
Bond Fund – Class B Shares
NFS LLC FEBO Kenneth Arellano	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	9,017.133	7.17%
Bond Fund – Class C Shares
American Enterprise Investment Svcs, FBO	P O Box 9446, Minneapolis MN 55440-9446	20,699.172	6.12%
Bond Fund – Fiduciary Shares
SEI Private Trust Company (5-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	10,271,062.228	34.52%
SEI Private Trust Company (6-5), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	2,669,543.458	8.97%
SEI Private Trust Company (7-8), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	7,183,912.869	24.14%
SEI Private Trust Company, c/o Union Bank of Calif ID 797 R/R, FBO: XXXXXXXXX-01	One Freedom Valley Drive, Oaks PA 19456-9989	3,613,600.230	12.14%
BTM UFJ, Ltd DB Plan, SEI Private Trust Company, c/o Union Bank of Calif ID 797 R/R (a)	One Freedom Valley Drive, Oaks PA 19456-9989	3,613,600.230	12.14%
California Intermediate Tax-Free Bond Fund – Class B Shares
NFS LLC FBO, Ingeborg Samsinger	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	4,757.374	7.47%
NFS LLC FEBO, Charles Lane, Mary D Lane	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	8,135.407	12.78%
NFS LLC FEBO, Masaru Matsuura & Kiyoko, Matsuura Rev Tr, U/A	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	9,755.411	15.33%
NFS LLC FEBO, Rena T Cascarano	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	3,458.725	5.43%

Ameritrade Inc FBO	PO Box 2226 Omaha NE 68103-2226	5,123.351	8.05%
Wells Fargo Bank NA FBO, Tan, Terpsichore & Song – WMP IMA	PO Box 1533, Minneapolis MN 55480-1533	6,443.524	10.12%
California Intermediate Tax-Free Bond Fund – Fiduciary Shares
SEI Private Trust Company (0-5), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	5,901,632.013	54.60%
SEI Private Trust Company (1-8), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	1,403,478.825	12.98%
National Intermediate Tax-Free Bond Fund – Class A Shares
Pershing LLC	P. O. Box 2052 Jersey City NJ 07303-2052	185,546.714	9.73%
National Intermediate Tax-Free Bond Fund – Class C Shares
Margaret M Hunt	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	26,723.107	14.17%
Pershing LLC	P O Box 2052 Jersey City NJ 07303-2052	15,616.142	8.28%
NFS LLC FEBO, Richard D Allen Rev Living Tr	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	10,154.779	5.38%
First Clearing, LLC	2801 Market Street, Saint Louis MO 63103-2523	11,712.511	6.21%
National Intermediate Tax-Free Bond Fund – Fiduciary Shares
SEI Private Trust Company (0-6), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	4,038,454.713	58.29%
SEI Private Trust Company (1-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	1,064,491.444	15.36%
Short Term Bond Fund – Class A Shares
Pershing LLC	P. O. Box 2052 Jersey City NJ 07303-2052	254,043.198	12.03%
Short Term Bond Fund – Fiduciary Shares
SEI Private Trust Company (0-6), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	2,298,759.237	31.44%
SEI Private Trust Company (1-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	594,294.319	8.13%
SEI Private Trust Company (2-2), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	1,752,514.794	23.97%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX60	One Freedom Valley Drive, Oaks PA 19456-9989	461,429.286	6.31%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks PA 19456-9989	606,072.171	8.29%
Legacy Health System CU, SEI Private Trust Company, c/o Union Bank ID 797 (a)	One Freedom Valley Drive, Oaks PA 19456-9989	1,014,221.523	13.87%
HighMark Grth Inc Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks PA 19456-9989	606,072.171	8.29%
Isuzu Companies Retirement Plan, SEI Private Trust Company, c/o Union Bank ID 797 (3) (a)	One Freedom Valley Drive, Oaks PA 19456-9989	481,617.197	6.59%
HighMark Income Plus Allocation CU, SEI Private Trust Company, c/o Union Bank ID 797 (2) (a)	One Freedom Valley Drive, Oaks PA 19456-9989	461,429.286	6.31%

Wisconsin Tax Exempt Fund – Class B Shares
Pershing LLC (1-3)	P. O. Box 2052 Jersey City, NJ 07303-9998	51,486.061	18.68%
Penson Financial Services, Inc. FBO	1700 Pacific Ave., Suite 1400, Dallas, TX 75201	24,538.189	8.90%
Pershing LLC (1-1)	P. O. Box 2052 Jersey City, NJ 07303-9998	23,594.482	8.56%
Wisconsin Tax Exempt Fund – Class C Shares
First Business Bank Milwaukee, FBO Peter Bethke &, Alex Leykin Ten Com, Loan Collateral Account	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	51,482.977	5.67%
100% U.S. Treasury Money Market Fund – Class A Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	135,409,923.450	99.87%
100% U.S. Treasury Money Market Fund – Fiduciary Shares
Union Bank Lane & Co Cash	P O Box 85602 San Diego, CA 92186-5602	404,025,346.780	97.04%
PARS/ARS, c/o Lane & Co Cash (3) (a)	P O Box 85602 San Diego, CA 92186-5602	28,880,295.460	6.94%
Newport AsiaPartners Fund LP, c/o Lane & Co Cash (a)	P O Box 85602 San Diego, CA 92186-5602	40,199,331.310	9.66%
100% U.S. Treasury Money Market Fund – Class S Shares
National Financial Services Corp , For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	271,212,048.920	100.00%
California Tax-Free Money Market Fund – Class A Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St # 5FL, New York, NY 10281-5598	368,779,147.870	99.91%
California Tax-Free Money Market Fund – Fiduciary Shares
Union Bank Lane & Co Cash	P O Box 85602 San Diego, CA 92186-5602	211,564,327.110	99.46%
Wendy Jordan Trust TA/R, c/o Lane & Co Cash (a)	P O Box 85602 San Diego, CA 92186-5602	15,038,668.590	7.07%
California Tax-Free Money Market Fund – Class S Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	19,925,295.530	100.00%
Diversified Money Market Fund – Class A Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	540,187,376.240	99.50%
Diversified Money Market Fund – Fiduciary Shares
Union Bank Lane & Co Cash	P O Box 85602 San Diego, CA 92186-5602	1,525,420,504.620	82.24%
PIMS/Prudential Retirement, As Nominee for the TTEE/Cust PL 720 (4)	Union Bank 401 (K) Plan, 400 California St FL 10, San Francisco, CA 94104-1318	131,680,516.860	7.10%

Diversified Money Market Fund – Class S Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL New York, NY 10281-5598	176,868,094.050	100.00%
Treasury Plus Money Market Fund – Class A Shares
National Financial Services Corp For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	15,170,846.780	100.00%
Treasury Plus Money Market Fund – Fiduciary Shares
Union Bank Lane & Co Cash	P O Box 85602 San Diego, CA 92186-5602	153,123,686.710	100.00%
Coherent Inc.-Clearwater Advisors, c/o Lane & Co Cash (a)	P O Box 85602 San Diego, CA 92186-5602	16,466,055.600	10.75%
Ins Co West CU, c/o Lane & Co Cash (a)	P O Box 85602 San Diego, CA 92186-5602	9,624,851.320	6.29%
Coherent Inc. – Brown Brothers Harr c/o Lane & Co Cash (a)	P O Box 85602 San Diego, CA 92186-5602	8,649,260.660	5.65%
Newport Asia Institutional Fund LP, c/o Lane & Co Cash (a)	P O Box 85602 San Diego, CA 92186-5602	54,431,772.750	35.55%
Newport Asia Partners Fund LP, c/o Lane & Co Cash (a)	P O Box 85602San Diego, CA 92186-5602	12,619,722.130	8.24%
Treasury Plus Money Market Fund – Class S Shares
PFPC Distributors Inc Seed Account	760 Moore Rd, Kng of Prussia, PA 19406	1.000	100.00%
U. S. Government Money Market Fund – Class A Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	42,320,263.280	97.97%
U. S. Government Money Market Fund – Class B Shares
State Street Bank and Trust Co Coverdell ESA FBO Philip Stodola Beneficiary John J Stodola, Responsible Individual	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	13,286.020	7.78%
NFS LLC FEBO, Evelina V Tan	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	50,470.146	29.55%
NFS LLC FEBO, Jacqueline J Fuhrmann	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	22,022.380	12.89%
NFS LLC FEBO, Union Bank Cust, IRA Rollover FBO Rodolfo C Gutierrez	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	15,662.770	9.17%
NFS LLC FEBO, Union Bank Cust, IRA Rollover, FBO Charles Meachum	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	10,522.020	6.16%
Janney Montgomery Scott LLC, Frank Claps (IRA-Rol)	1801 Market Street, Philadelphia PA 19103-1675	41,089.850	24.05%

U. S. Government Money Market Fund – Class C Shares
State Street Bank & Trust Co Trust, Roth Contribution IRA, Betty J Conley	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	18,490.850	5.68%
David M Hinshaw &, James E Hinshaw JTWROS	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	64,883.600	19.92%
State Street Bank & Trust Co, Cust For The IRA R/O, FBO Cheryl A Pittenger	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	23,466.680	7.20
State Street Bank & Trust Co, Cust For The IRA R/O, Katherine M Transou	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	23,056.130	7.08%
LPL Financial Services, A/C XXXX-XX92	9785 Towne Centre Drive, San Diego CA 92121-1968	20,006.360	6.14%
LPL Financial Services, A/C XXXX-XX12	9785 Towne Centre Drive, San Diego CA 92121-1968	17,004.790	5.22%
U. S. Government Money Market Fund – Fiduciary Shares
Union Bank Lane & Co Cash	P O Box 85602 San Diego, CA 92186-5602	977,903,060.200	97.70%
Dept of the Army CU c/o Lane & Co Cash (a)	P O Box 85602 San Diego, CA 92186-5602	231,700,000.020	23.15%
ION Media Netwks CU, c/o Lane & Co Cash (1) (a)	P O Box 85602 San Diego, CA 92186-5602	130,509,225.440	13.04%
CLO/GEN Re CU c/o Lane & Co Cash (a)	P O Box 85602 San Diego, CA 92186-5602	83,994,005.450	8.39%
U. S. Government Money Market Fund – Class S Shares
National Financial Services Corp, For The Benefit of Our Customers	One World Financial Centre, 200 Liberty St 5FL, New York, NY 10281-5598	148,834,209.300	100.00%
Income Plus Allocation Fund – Class A Shares
Pershing LLC	P O Box 2052 Jersey City NJ 07303-2052	30,634.378	6.32%
Income Plus Allocation Fund – Fiduciary Shares
Raymond James & Assoc Inc, FBO Nancy Thompson & Nancy S Thompson Living	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	2,933.045	24.59%
Raymond James & Assoc Inc, FBO Loren A Friedel	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	643.004	5.39%
SEI Private Trust Company, c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	5,158.161	43.25%
Raymond James & Assoc Inc, FBO Barbara A Pitkus & Pitkus Living Trust	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	2,933.045	24.59%
Conrad Building DB Plan, SEI Private Trust Company, c/o Union Bank ID 797 (a)	One Freedom Valley Drive, Oaks PA 19456-9989	5,158.161	43.25%
Growth & Income Allocation Fund – Class A Shares
Oppenheimer & Co Inc Custodian, FBO Douglas R Murray IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	69,454.827	5.12%

Growth & Income Allocation Fund – Fiduciary Shares
LPL Financial	9785 Towne Centre Drive, San Diego, CA 92121-1968	1,562.308	23.55%
SEI Private Trust Company, c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	4,743.240	71.50%
Conrad Building DB Plan, SEI Private Trust Company, c/o Union Bank ID 797 (a)	One Freedom Valley Drive, Oaks PA 19456-9989	4,743.240	71.50%
Capital Growth Allocation Fund – Fiduciary Shares
State Street Bank & Trust Co, Custodian For Non DFI Simple IRA, Jane S Elliott	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	799.749	7.69%
State Street Bank & Trust Co, Cust For The IRA Rollover, FBO Louis J Nagy	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	2,689.649	25.87%
NFS LLC FEBO, Leigh Friedman	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	883.092	8.49%
Wells Fargo Investment LLC	625 Marquette Ave S 13th Floor, Minneapolis, MN 55402-2323	5,175.890	49.79%
Diversified Equity Allocation Fund – Class C Shares
Chester G Fossum & Elizabeth V Dunne Comm Prop	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	27,215.771	9.65%
Law Offices of Robert P Friedman, Profit Sharing Plan	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	16,293.648	5.78%
Diversified Equity Allocation Fund - Fiduciary Shares
William C Guelcher	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	3,424.975	11.06%
Pershing LLC	P O Box 2052 Jersey City, NJ 07303-2052	1,778.305	5.74%
Raymond James & Assoc Inc CSDC FBO Elaine Gilham IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	5,144.695	16.62%
Raymond James & Assoc Inc CSDC FBO Josephine V Berry	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,934.236	6.25%
SEI Private Trust Company, c/o Union Bank ID 797	One Freedom Valley Drive, Oaks PA 19456-9989	16,191.926	52.30%
VMRC OPED, SEI Private Trust Company, c/o Union Bank ID 797 (a)	One Freedom Valley Drive, Oaks PA 19456-9989	16,191.926	52.30%

(a) Beneficial ownership only.
(1) Union Bank, N.A. has shared investment authority and sole voting authority with respect to this account.
(2) HCM has sole investment authority and sole voting authority with respect to this account.
(3) Union Bank, N.A. has sole investment authority and sole voting authority with respect to this account.
(4) Union Bank, N.A. has sole voting authority with respect to this account.

The following table sets forth, as of June 30, 2010, the beneficial ownership of outstanding shares of any class of shares of the Funds of (1) each Trustee and executive officer of the Trust and (2) all of the Trustees and officers of the Trust as a group.  Except as set forth in the table below, to the Trust’s knowledge, the beneficial owners below have sole voting and investment power.

Fund and Class of Shares	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]

1  All Trustees’ and this executive officer’s address is c/o HighMark Funds, 350 California Street, Suite 1600, San Francisco, CA 94104.
2  This Trustee has no voting power in this Fund.

Shareholder Proposals

The Declaration of Trust and the Amended and Restated Code of Regulations of the Trust do not provide for annual shareholder meetings, and no such meetings are planned for 2010.  Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.  Any shareholder proposal not received within a reasonable time before the Trust begins to print and mail its proxy materials will be considered untimely and will not be included in such materials.

General Information

The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to Proxy Tabulator, P.O. Box 9112, Farmingdale, NY 11735 or by appearing personally and electing to vote on October 8, 2010 at the Special Meeting.  The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by a combination of the Funds and Ziegler.  Proxy solicitations will be made primarily by mail, e-mail, telephone calls or personal interviews conducted by certain officers or employees of the Trust, HCM, or BNY Mellon Investment Servicing (US) Inc.  A third-party solicitor has been hired to assist with proxy solicitations.  Broadbridge Financial Solutions, Inc., a professional proxy solicitation firm, has been engaged to assist in the solicitation of proxies at an estimated cost of approximately $340,000.  In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the persons named as proxies will vote those shares of the Funds in favor of the proposal(s).

Only shareholders of record at the close of business on July 26, 2010 will be entitled to vote at the Special Meeting and any adjournment(s) thereof.  Each whole share of the Funds is entitled to one vote, and each fractional share of the Funds is entitled to a proportionate fractional vote. As of July 26, 2010, the following shares of the Funds were outstanding:

Fund Name	Class A	Class B	Class C	Fiduciary	Class M	Class S

Balanced Fund
Cognitive Value Fund
Core Equity Fund
Enhanced Growth Fund
Equity Income Fund
Fundamental Equity Fund
Geneva Mid Cap Growth Fund
Geneva Small Cap Growth Fund
International Opportunities Fund
Large Cap Growth Fund
Large Cap Value Fund
NYSE Arca Tech 100 Index Fund
Small Cap Advantage Fund
Small Cap Value Fund
Value Momentum Fund
Bond Fund
California Intermediate Tax-Free Bond Fund
National Intermediate Tax-Free Bond Fund
Short Term Bond Fund
Wisconsin Tax-Exempt Fund
100% U.S. Treasury Money Market Fund
California Tax-Free Money Market Fund
Diversified Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund
Income Plus Allocation Fund
Growth & Income Allocation Fund
Capital Growth Allocation Fund
Diversified Equity Allocation Funds

For purposes of determining the presence of a quorum and counting votes on the matters presented, shares of the Funds represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Special Meeting.  Under the Declaration of Trust and the Amended and Restated Code of Regulations of the Trust, the affirmative vote necessary to approve the proposal may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

The Trust’s executive offices are located at 350 California Street, Suite 1600, San Francisco, CA 94104.

If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay.  No postage is necessary.

[August 16, 2010]

YOUR VOTE IS IMPORTANT.  YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS AND OTHER COMMUNICATIONS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY.  (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

EXHIBIT A

GOVERNANCE COMMITTEE CHARTER

HIGHMARK FUNDS

This charter sets forth the purpose, authority, and responsibilities of the Governance Committee of the Board of Trustees of HighMark Funds, a Massachusetts Business Trust (the “Trust”).  The charter is reviewed and approved annually by the Board of Trustees.

Purpose

The Governance Committee (the “Committee”) has as its primary purposes responsibility for the nomination of persons to serve as members of the Board of Trustees of the Trust and responsibility to review periodically, and make recommendations to the Board regarding, certain matters relating to the operation of the Board and its committees.

Authority

The Committee has been duly established by the Board of Trustees of the Trust, and shall be provided with appropriate resources to effectively discharge its responsibilities.

Composition and Term of Committee Members

The Committee shall be comprised of at least three members of the Trust's Board of Trustees.  The Committee may include members who are “interested persons” of the Trust (the “Interested Members”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), however, a majority of the members of the Committee must be members of the Board of Trustees who are not “interested persons” of the Trust (the “Disinterested Members”).  The Board of Trustees shall designate one member to serve as Chairman of the Committee.

Each member of the Committee shall serve until a successor is appointed.

Meetings

Meetings of the Committee will be called on an “as needed” basis.  Meetings may be held as often as deemed appropriate by the Committee.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.  Counsel to the Board of Trustees of the Trust will serve as counsel to the Committee.

Nomination of New Trustees

In the event a vacancy exists on the Board of Trustees of the Trust, or a vacancy is anticipated, the Committee shall consider whether it is in the best interests of the Trust and its shareholders to nominate a disinterested person or an interested person to fill the vacancy.

If the Committee determines it is in the best interests of the Trust and its shareholders to nominate a disinterested person, the Disinterested Members of the Committee may consider candidates recommended by members of the Committee and candidates recommended by members of the Board of Trustees, including members who are interested persons of the Trust.  Each candidate will be evaluated by the Disinterested Members of the Committee in terms of relevant business and industry experience that would enable the candidate to serve effectively as a disinterested Trustee, as well as his or her compatibility with respect to business philosophy and personal style.  When a viable candidate has been identified, the Disinterested Members of the Committee will conduct in-person interviews of each such candidate.  When all of the candidates recommended to the Disinterested Members of the Committee have been evaluated and interviewed, the Disinterested Members of the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for selection to become a member of the Board of Trustees of the Trust.

If the Committee determines it is in the best interests of the Trust and its shareholders to nominate an interested person, the Committee may consider candidates recommended by members of the Board of Trustees who are interested persons of the Trust.  Each candidate will be evaluated by the Committee in terms of relevant business and industry experience that would enable the candidate to serve effectively as an interested Trustee, as well as his or her compatibility with respect to business philosophy and personal style.  When all of the candidates recommended to the Committee have been evaluated, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for selection to become a member of the Board of Trustees of the Trust.

Investment in One or More of the Investment Portfolios of the Trusts

It is the policy of the Board of Trustees of the Trust that each member of the Board of Trustees be strongly encouraged to invest in one or more of the investment portfolios of the Trust, and it is expected that each candidate to become a member of the Board of Trustees of the Trust will be informed of this policy by the Committee.

Other Responsibilities of the Committee

It shall be the responsibility of the Committee to consider periodically and make recommendations to the Board regarding the following matters:

•	Board size, composition and chairmanship
•	Trustee retirement policy
•	Board compensation
•	Policies regarding Trustee ownership of Trust shares
•	The structure, responsibilities, membership and chairmanship of Board committees
•	Oversight of the Trust’s compliance with applicable regulatory requirements including, but not limited to, the 1940 Act.

The Committee shall also be responsible for considering and making recommendations to the Board regarding any issues that may arise regarding the independence of any Trustee.

Approved:	December 1999
Amended:	September 17, 2003
Amended:	March 17, 2004
Amended:	March 5, 2008
Amended:	September 17, 2008
Amended:	March 19, 2009

EXHIBIT B

AMENDMENT NO. 1 DATED AS OF JUNE 24, 2010
TO DECLARATION OF TRUST

WHEREAS, HighMark Funds (the “Trust”) was established as a Massachusetts business trust by the Declaration of Trust dated March 10, 1987, as amended through March 18, 2010 (the “Declaration of Trust”);

WHEREAS, the trustees of the Trust (the “Trustees”) have determined that the Declaration of Trust should be amended as hereinafter set forth;

NOW, THEREFORE, IT IS agreed as follows:

1.      Amendment to the Declaration of Trust.  Paragraph B of Section 10.3 of the Declaration of Trust is hereby amended to read in its entirety as follows:

“B.      Without the vote of a majority of the outstanding Shares of any series of the Trust (unless Shareholder approval is otherwise required by applicable law), the Trustees may sell and convert into money all the assets belonging to such series.  Upon making provision for the payment of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the series, the Trustees shall distribute the remaining assets belonging to such series ratably among the holders of the outstanding Shares of the series.”

2.      Defined Terms; Confirmation of Other Terms of the Declaration of Trust.  Any capitalized or other term used herein and not defined herein and which is defined in the Declaration of Trust, shall have the meaning assigned to it in the Declaration of Trust.  The Declaration of Trust, as amended as provided herein, is hereby confirmed as being in full force and effect in accordance with its terms.

3.      Effective Date.  This Amendment shall be effective as of the date first written above; provided, however, that with respect to each series of the Trust organized prior to the date first written above, this Amendment shall be effective with respect to such series only upon the affirmative vote of the holders of not less than a majority of the outstanding Shares of such series (or upon any larger vote as may be required by any provisions of applicable law).

4.      Counterparts.  This Amendment may be executed in any number of counterparts, which together shall constitute one instrument.

B-1

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.

/s/ Earle A. Malm II
Earle A. Malm II, Trustee

/s/ David E. Benkert
David E. Benkert, Trustee

/s/ Thomas L. Braje
Thomas L. Braje, Trustee

/s/ David A. Goldfarb
David A. Goldfarb, Trustee

/s/ Evelyn S. Dilsaver
Evelyn S. Dilsaver, Trustee

/s/ Michael L. Noel
Michael L. Noel, Trustee

/s/ Robert M. Whitler
Robert M. Whitler, Trustee

B-2

EXHIBIT C

AMENDMENT NO. 1 DATED AS OF APRIL 9, 2009
TO INVESTMENT ADVISORY AGREEMENT
DATED AS OF SEPTEMBER 1, 1998

WHEREAS, HIGHMARK FUNDS, a Massachusetts business trust (the “Trust”), and HighMark Capital Management, Inc., a California corporation (the “Investment Adviser”), entered into an Investment Advisory Agreement dated as of September 1, 1998 (as amended through the date hereof, the “Investment Advisory Agreement”);

WHEREAS, the Trust and the Investment Adviser (collectively, the “Parties”) desire to amend the Investment Advisory Agreement as provided herein;

NOW, THEREFORE, the Parties hereby agree as follows:

1.      Amendment to Investment Advisory Agreement.  Effective as of the date hereof, the Investment Advisory Agreement is hereby amended as follows:

 Section 12.  Section 12 is hereby added to the Investment Advisory Agreement to read in its entirety as follows:

“12.      Sub-advisers and Consultants.  Without limiting any other power and authority set forth elsewhere in this Agreement, pursuant to any law or otherwise, of the Investment Adviser to delegate its responsibilities under this Agreement in respect of any series of the Trust to one or more other parties, with respect to any series of the Trust established by the Trust’s Board of Trustees on or after March 19, 2009 or any series of the Trust which, as of such date, has no shares issued or outstanding (each such series, at the time such series is added to Schedule A hereto, a “Fund”), the Investment Adviser may from time to time, in its discretion and with the approval of the Trust’s Board of Trustees, delegate any or all of its responsibilities under this Agreement in respect of any such Fund to one or more other parties (each, a “sub-adviser”), each of which is registered under the Investment Advisers Act of 1940, as amended, pursuant in each case to a written agreement with such sub-adviser that meets the requirements of Section 15 of the 1940 Act applicable to contracts for services as investment adviser of a registered investment company (including without limitation the requirements for approval by the Trust’s Board of Trustees and shareholders of the Fund), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission, provided that the separate costs of employing such sub-advisers and of the sub-advisers themselves are borne by the Investment Adviser or the sub-adviser and not by the Fund in question.  Unless the Trust’s Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (a) the obligation of the Investment Adviser in respect of the activities of any such sub-adviser shall be (i) to provide to the Trust’s Board of Trustees advice and consultation as to the selection, evaluation, retention and possible termination of the sub-adviser, (ii) to supervise and oversee the performance by the sub-adviser of its obligations to the Fund in question over time (which oversight shall include periodic evaluation of the services provided by the sub-adviser and the performance of the Fund and periodic review of the policies and procedures of the sub-adviser, but will not include approval of or responsibility for specific investment decisions by the sub-adviser) and (iii) to report to the Trust’s Board of Trustees periodically as to its oversight, supervision and evaluation of the sub-adviser and as to the nature and scope of such oversight, supervision and evaluation, in accordance with the standard of care set out in Section 3 above, and (b) assuming compliance by the Investment Adviser with its obligations under clause (a), the Investment Adviser shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part of the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines or objectives of any Fund, the Investment Adviser or the sub-adviser.  The Investment Adviser and the Trust’s Board of Trustees may elect that any Fund created prior to March 19, 2009 be governed by the provisions set forth in this Section 12 provided that such election is authorized by the vote of the Investment Adviser, the Trust’s Board of Trustees and the shareholders holding a majority of the outstanding voting securities of such Fund entitled to vote upon such matter.”

2.      Defined Terms; Confirmation of Other Terms of the Investment Advisory Agreement.  Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Investment Advisory Agreement.  The Investment Advisory Agreement, as amended as provided herein, is hereby confirmed as being in full force and effect in accordance with its terms.

3.      Counterparts.  This Amendment may be executed in any number of counterparts, which together shall constitute one instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of April 9, 2009.

HIGHMARK FUNDS

By:	/s/ Pamela O’Donnell
Pamela O’Donnell
Treasurer

HIGHMARK CAPITAL MANAGEMENT, INC.

By:	/s/ Greg Knopf
Greg Knopf
Managing Director

EXHIBIT D

HIGHMARK CAPITAL MANAGEMENT, INC.
FORM OF SUB-ADVISORY AGREEMENT

This AGREEMENT is effective as of ___________________, by and between HIGHMARK CAPITAL MANAGEMENT, INC. (“Adviser”) and ZIEGLER CAPITAL MANAGEMENT, LLC, a Wisconsin limited liability company, which is an investment adviser registered under the laws of the United States as an investment adviser under the Investment Advisers Act of 1940, as amended (“Sub-Adviser”).

WHEREAS, Adviser is the investment adviser for HighMark Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended;

WHEREAS, Adviser’s parent, Union Bank, N.A. (“Bank”) serves as Custodian for the Trust (“Custodian”) and provides certain other services for the Trust’s series of mutual funds (the “Funds”);

WHEREAS, Adviser is the Administrator for the Funds, BNY Mellon Investment Servicing (US), Inc. (“BNYMIS”) is the Sub-Administrator, and HighMark Funds Distributors, Inc., an affiliate of BNYMIS, is the Distributor of the Funds (the latter two companies called collectively, the “BNY Companies”); and

WHEREAS, Adviser desires to retain Sub-Adviser to provide the services set forth herein with respect to the Trust’s [HighMark Wisconsin Tax-Exempt Fund/HighMark Equity Income Fund/HighMark NYSE Arca Tech 100 Index Fund] (the “Fund”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.           DEFINITIONS.  As used herein, the following terms shall have the meanings set forth:

1.1         “33 Act” shall mean the Securities Act of 1933, and the rules and regulations issued thereunder, each as they may be amended from time to time.

1.2         “40 Act” shall mean the Investment Company Act of 1940, and the rules and regulations issued thereunder, each as they may be amended from time to time.

1.3         “Adviser” and “Administrator” shall mean HighMark Capital Management, Inc.

1.4         “Advisers Act” shall mean the Investment Advisers Act of 1940, and the rules and regulations promulgated thereunder, each as they may be amended from time to time.

1.5         “Bank” and “Custodian” shall mean Union Bank, N.A., a national banking association organized under the laws of the United States.

1.6         “Sub-Administrator” and “Distributor” shall mean BNYMIS and HighMark Funds Distributors, Inc., respectively.

1.7         “Sub-Adviser” shall mean Ziegler Capital Management, LLC, a corporation formed under Wisconsin law and registered as an investment adviser under the Advisers Act.

2.           APPOINTMENT.  Adviser hereby appoints Sub-Adviser to provide the sub-advisory services specified herein to the Fund for the period and on the terms set forth in this Agreement.  Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

3.           DELIVERY OF DOCUMENTS.

3.1         Adviser has furnished or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

(a)           Copies of the Declaration of Trust establishing the Trust and the By-Laws of the Trust;

(b)           Resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

(c)           The Trust’s Registration Statement on Form N-1A under the 33 Act (File No. 033-12608) and the 40 Act as filed with the United States Securities and Exchange Commission (“SEC”), and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund;

(d)           The Trust’s most recent prospectus and Statement of Additional Information for the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the “Prospectus”);

(e)           Adviser’s Form ADV Part II; and

(f)           Such other materials and documents as Sub-Adviser shall reasonably request.

Adviser will furnish Sub-Adviser with copies of all amendments of or supplements to the foregoing promptly following adoption of such amendments or supplements.

3.2         Sub-Adviser has furnished or will furnish Adviser with copies properly certified or authenticated of each of the following:

(a)           Sub-Adviser’s Form ADV Part II and

(b)           Such other materials and documents as Adviser shall reasonably request.

Sub-Adviser will furnish Adviser with copies of all amendments of or supplements to the foregoing promptly following adoption of such amendments or supplements.

4.           MANAGEMENT:

4.1         Subject to the supervision of the Trust’s Board of Trustees and of Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, the assets of the Fund and shall have full discretionary management authority with respect to the assets of the Fund, and in connection therewith is authorized to place all orders for the purchase and sale of securities, on behalf of the Fund, as Sub-Adviser shall determine to be appropriate.  Sub-Adviser is also authorized, subject to periodic approvals of authorized persons by the Board of Trustees, to instruct Custodian to settle trades executed on behalf of the Fund.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments, and will comply with the investment objectives, policies and restrictions of the Fund stated in the Fund’s Prospectus and compliance policies and procedures furnished to Sub-Adviser by Adviser from time to time (provided that Sub-Adviser is provided with reasonable notice of any change to the Fund’s investment objectives, policies and restrictions).

4.2         Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.  Sub-Adviser shall also make itself reasonably available to the Trust’s Board of Trustees at such times as the Board of Trustees shall request.

4.3         Sub-Adviser represents and warrants that it is and shall at all times remain in compliance with all applicable laws, rules and regulations pertaining to its investment advisory activities, including the 40 Act, the 33 Act and the Advisers Act, and agrees that it:

(a)           will use at least the same skill and care in providing such services as it uses in providing services to fiduciary accounts in the United States for which it has investment responsibilities;

(b)           will maintain at all times its registration with the SEC as an investment adviser under the Advisers Act;

(c)           will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer.  In providing the Fund with investment supervision, Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution.  Within the framework of this policy, Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which Sub-Adviser’s other clients may be a party.  It is understood that it is desirable for the Fund and the Trust that Sub-Adviser or Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers solely on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to the general supervision of, and guidelines from time to time established by, Adviser, and reviewed by the Trust’s Board of Trustees with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with its or its affiliates’ services to other clients.

On occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of Sub-Adviser, Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.  In no instance will portfolio securities be purchased from or sold to Adviser, Sub-Adviser, the BNY Companies, or any affiliated person of any of the Trust, Adviser, Sub-Adviser, the Administrator, the Sub-Administrator, the Distributor, or any entity that Adviser has identified to Sub-Adviser in writing, except as may be permitted under the 40 Act.  Sub-Adviser acknowledges that the Fund and other mutual funds advised by Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 40 Act.  Accordingly, Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets.  In the event the Fund becomes a multi-managed fund, Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Trust’s Board of Trustees or Adviser, and shall not consult with the other sub-adviser(s) as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets;

(d)           will report regularly to Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times the management of the Fund with representatives of Adviser and the Board of Trustees, including, without limitation, review of the general investment strategy of the Fund, the overall performance of the Fund in relation to standard industry indices which have been agreed upon between Adviser and Sub-Adviser and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(e)           will maintain books and records with respect to the Trust’s securities transactions required by the 40 Act, including subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 40 Act, and will furnish Adviser and the Trust’s Board of Trustees such periodic and special reports with respect to such securities transactions as Adviser or the Board of Trustees may request;

(f)           will act upon instructions from Adviser that are not inconsistent with the fiduciary duties undertaken hereunder;

(g)           will treat confidentially and as proprietary information of the Trust all such records and other information relative to the assets of the Fund maintained by Sub-Adviser (“Confidential Information”), and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Board of Trustees, which approval shall not be unreasonably withheld and may not be withheld where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities; and

(h)           Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

4.4         Sub-Adviser further agrees that:

(a)           Sub-Adviser will notify Adviser of any third party performing any services contemplated under the terms of this Agreement. Sub-Adviser must obtain Adviser’s prior written consent in the event Sub-Adviser itself, or by associating with, engaging, employing, or utilizing the services(s) of a third party, performs any of the services or maintains any Adviser Confidential Information outside the United States;

(b)           Sub-Adviser warrants that neither Sub-Adviser, nor any of Sub-Adviser’s agents, employees or independent contractors who will perform services under this Agreement, has ever been convicted of a criminal offense involving dishonesty, breach of trust or money laundering;

(c)           the portions of reports, documents or other similar work product that are not subject to intellectual property rights of a third party, which are prepared for Adviser or the Fund by Sub-Adviser under or in support of the performance of Sub-Adviser’s obligations hereunder (the “Work Product”), shall be owned by Adviser or the Fund, as the case may be, and Adviser or the Fund, as the case may be, shall have all rights, title and interest, including ownership of copyright, in and to the Work Product and all copies of the Work Product;

(d)           Adviser expressly acknowledges and agrees that, except for Work Product, all intellectual property of Adviser, Sub-Adviser or the Fund existing on the date hereof or hereinafter invented, created or acquired by Adviser, Sub-Adviser or the Fund, shall remain the sole and exclusive property of Adviser, Sub-Adviser or the Fund, respectively, and this Agreement shall not constitute a transfer of, or license to use, such intellectual property;

(e)           Sub-Adviser warrants that Adviser’s use of any Work Product will not infringe any patent, copyright, trade secret or other proprietary right, and that the Work Product shall not be the subject of any lien or security interest, or otherwise hypothecated to a third party;

(f)           all notes, data, reference materials, memoranda, documentation and records in any way incorporating or reflecting any of the Confidential Information and all proprietary rights therein, including copyrights, will belong exclusively to Adviser.  Except as may be required by applicable law, Sub-Adviser agrees to return all copies of such materials in Sub-Adviser’s control to Adviser within a reasonable time after Adviser’s request therefor; and if Sub-Adviser does not have in its possession or under its control any other documents, contracts, computer code, computer data or other materials, in tangible or electronic form, that pertain to the Confidential Information, Sub-Adviser further agrees to furnish Adviser, upon its request, with an affidavit attesting to that fact; and

(g)           Adviser and Adviser’s federal and state governmental regulators shall have the right, upon reasonable notice, and at Adviser’s expense to access Sub-Adviser’s business resumption plans and premises, and shall have the right to inspect such records/facilities during the term of this Agreement.  Sub-Adviser shall provide Adviser reports regarding internal and external audits, including copies of Sub-Adviser’s internal/external audits, SAS 70 reports, if any, and management resolutions for the purpose of determining the adequacy of Sub-Adviser’s systems, controls, security, integrity, fees, and confidentiality. Upon reasonable notice of at least 14 days, Adviser shall have the right to conduct on-site visits and enter Sub-Adviser’s premises or such other premises where Fund data is stored, within site security guidelines, for the purpose of verifying data security access procedures and operational processes; and Adviser shall have the right to review and test Sub-Adviser’s contingency planning.  Sub-Adviser shall have: (i) a documented contingency plan; (ii) the ability to recover at a location separate from its normal production center; (iii) conducted an exercise of the plan within the last 12 months; (iv) reviewed, and if considered necessary, updated the plan within the last 12 months; and (v) the ability to recover critical services within reasonable timeframes.

4.5         Without limiting Sub-Adviser’s liability to Adviser or third parties hereunder, Sub-Adviser or an affiliate on behalf of Sub-Adviser, shall maintain the following insurance coverages with insurance carriers with A.M. Best rating of at least A-VIII or otherwise acceptable to Adviser, in Adviser’s sole discretion:

(a)           Required Coverage.

(i)  All insurance coverages required by federal, state of local law and statute, including Worker’s Compensation Insurance and Employers’ Liability Insurance.  The Employers’ Liability Insurance shall have a minimum coverage of at least $500,000 for each person;

(ii)  Comprehensive or Commercial General Liability Insurance, including coverage for Products and Completed Operations, and Blanket Contractual Liability for obligation undertaken by Sub-Adviser to Adviser under this contract.  Such Comprehensive General Liability Insurance shall provide for minimum Combined Bodily Injury and Property Damage Coverage Limits of at least $1,000,000, per occurrence;

(iii)  Comprehensive Automobile Liability Insurance including coverage for Hired & Non-Owned Automobile Liability, with Combined bodily Injury and Property Damage Coverage Limits with a combined single limit of at least $1,000,000;

(iv)  Comprehensive Crime Policy (CCP) including Employees Dishonest/Fidelity Coverage for all Sub-Adviser’s employees, officers and agents, and On-Premises (Loss Inside the Premises) and In-Transit (Loss Outside the Premises).  The CCP shall have a minimum of at least $2,500,000, per occurrence; and

 (v) Professional Liability Coverage (Errors and Omissions) for a minimum combined single limit coverage of at least $2,500,000.

(b)           Certificates of Insurance. Prior to performance of any services or commencement of any work under this Agreement, Sub-Adviser shall furnish to Adviser Certificates of Insurance evidencing such required insurance coverage.

(c)           Waiver of Rights of Subrogation. Sub-Adviser hereby waives all rights of recovery or subrogation against Adviser which might arise with regard to damage or loss which is insured against under any insurance policies in force at the time of the damage or loss.

5.           BOOKS AND RECORDS.  Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for Sub-Adviser to supply to Adviser, the Fund or its Board of Trustees the information required to be supplied under this Agreement.  In compliance with the requirements of Rule 31a-3 under the 40 Act, Sub-Adviser hereby agrees that certain records which it maintains for the Fund are also the property of the Fund, and further agrees to surrender promptly to the Trust a duplicate of any of such records, upon the Trust’s request.  Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 40 Act the records required to be maintained by the 40 Act, including subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 40 Act, for the Fund.  Upon reasonable prior consent from Adviser, Sub-Adviser may delegate responsibilities it may have to perform administrative, bookkeeping or accounting services for the Fund under this Agreement to affiliates of Sub-Adviser, which delegation shall not, however, relieve Sub-Adviser of its responsibilities under this paragraph 5.

6.           EXPENSES.  During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust, unless otherwise stated in this Agreement.

7.           COMPENSATION.  For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued and payable in accordance with Schedule A hereto.  From time to time, Sub-Adviser may, in its sole discretion, agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.  In the event that Sub-Adviser agrees to waive or reduce some or all of the compensation to which it is entitled under this Agreement, Adviser covenants that it will pass through the entire amount of such waiver or reduction to Fund shareholders, provided that Sub-Adviser may at its sole discretion provide written consent to Adviser whereby Sub-Adviser consents that all or part of such waiver or reduction need not be passed through to Fund shareholders.

8.           SERVICES TO OTHERS.  Adviser understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies.  Adviser has no objection to Sub-Adviser’s acting in such capacities, as long as such services do not impair the services rendered to Adviser or the Fund, and Adviser recognizes and has advised the Trust’s Board of Trustees that, in some cases, this may adversely affect the size of the position that the Fund may obtain in a particular security.  In addition, Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service, and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.  Notwithstanding any of the foregoing, Sub-Adviser shall obtain Adviser’s prior written consent (a copy of which shall concurrently be provided to the Trust’s Board of Trustees) before it or any of its employees act as an investment adviser, sub-investment adviser, portfolio manager and/or administrator to any investment company or series thereof other than to the Fund or any other fund or funds of the Trust.  Such consent may not be unreasonably withheld by Adviser.

9.           LIMITATION OF LIABILITY.  Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund or Adviser in connection with the performance of its obligations under this Agreement or for having executed Adviser’s instructions, except (a) a loss resulting from a breach of Sub-Adviser’s fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 40 Act), or (b) a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, or (c) a loss resulting from Sub-Adviser’s (i) infringement of intellectual property rights of a third party, (ii) breach of its obligation to a third party to maintain information confidential, or (iii) act or omission causing damage to the property of, personal injury to, or death of, a third party; or (d) as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified hereby.

Except as noted in the previous paragraph,  Sub-Adviser shall not be liable for any consequential, incidental, exemplary, punitive or special damages, or loss of profits arising out of or in connection with its obligations under this Agreement. Any damages that it is required to pay for any reason except as noted in the previous paragraph, shall not exceed, in the aggregate, actual proven direct damages.

Adviser shall not be liable for any consequential, incidental, exemplary, punitive or special damages, or loss of profits arising out of or in connection with its respective obligations under this Agreement.  Any damages that it is required to pay for any reason shall not exceed, in the aggregate, actual proven direct damages.

10.         INDEMNIFICATION.

(a) Adviser will defend, indemnify and hold Sub-Adviser harmless from and against any and all liabilities, claims, losses, damages, actions and causes of actions, including without limitation injury to, illness or death of any person or persons regardless of status, and damage to or destruction of any property, and claims of infringement and breaches of confidentiality, as well as attorneys’ fees, which Sub-Adviser may sustain or incur by reason of any act or omission by Adviser, its employees or agents, arising out of, or in any manner directly or indirectly connected with, the work or the furnishing of materials or other services, regardless of whether such liabilities, claims, demands, losses, damages, actions and causes of action arise during the course of or after the completion of such work or furnishing of materials or other services.  This indemnity and hold harmless provision shall not be applicable to any liability caused by the willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties of Sub-Adviser or its respective representatives, nor shall this provision be applicable to actions or omissions by Sub-Adviser, its employees or agents in connection with (i) infringement, breach of confidentiality, property damage and personal injury or death, (ii) a loss resulting from a breach of Sub-Adviser’s fiduciary duty with respect to the receipt of compensation for services, or (iii) as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified hereby.  This provision shall survive the termination of this Agreement.

(b) Sub-Adviser will defend, indemnify and hold Adviser harmless from and against any and all liabilities, claims, losses, damages, actions and causes of actions, including without limitation injury to, illness or death of any person or persons regardless of status, and damage to or destruction of any property, and claims of infringement and breaches of confidentiality, as well as attorneys’ fees, which Adviser may sustain or incur by reason of any act or omission by Sub-Adviser, its employees or agents, arising out of, or in any manner directly or indirectly connected with, the work or the furnishing of materials or other services, regardless of whether such liabilities, claims, demands, losses, damages, actions and causes or action arise during the course of or after the completion of such work or furnishing of materials or other services.  This indemnity and hold harmless provision shall not be applicable to any liability caused by the willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties of Adviser or its respective representatives, nor shall this provision be applicable to actions or omissions by Adviser, its employees or agents in connection with (i) infringement, breach of confidentiality, property damage and personal injury or death, (ii) a loss resulting from a breach of Adviser’s fiduciary duty with respect to the receipt of compensation for services, or (iii) as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified hereby.  This provision shall survive the termination of this Agreement.

11.         DURATION AND TERMINATION.  This Agreement will become effective as of the date hereof, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 40 Act, and, unless sooner terminated as provided herein, will continue in effect for two (2) years from the date of execution.

Thereafter, if not terminated, this Agreement will continue in effect for the Fund from year to year, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not interested persons of the Trust, Sub-Adviser, or Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s  Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without penalty, on sixty (60) days’ written notice to Sub-Adviser by Adviser, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.  If the termination is by Adviser and is for other than the default of Sub-Adviser, Adviser shall pay Sub-Adviser on a pro rata basis for services rendered to the effective date of termination of Sub-Adviser. This Agreement may be terminated at any time, without penalty, on sixty (60) days’ written notice by Sub-Adviser to Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning as when such terms appear in the 40 Act.)

12.         AMENDMENT OF THIS AGREEMENT.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.         SUB-ADVISER INFORMATION.  During the term of this Agreement, Adviser agrees to furnish Sub-Adviser at Sub-Adviser’s principal office, all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Fund, the Trust, or the public, that refer to Sub-Adviser.  Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees, agents, its affiliates, or the Bank that refer to Sub-Adviser in any way are consistent with those materials previously published.  Sales literature may be furnished to Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

14.         INDEPENDENT CONTRACTOR.  In the performance of its duties hereunder, Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or Adviser in any way or otherwise be deemed to be an agent of the Fund or Adviser.  If any occasion should arise in which Sub-Adviser gives any advice to its clients concerning the shares of the Fund, Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

15.         SEVERABILITY.  Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

16.         NOTICES.  Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed as set forth below:

To Adviser at:
HighMark Capital Management, Inc.
350 California Street - Suite 1600
San Francisco, CA  94104
Attention:  Earle A. Malm II, President & CEO

To Sub-Adviser at:
Ziegler Capital Management, LLC
200 South Wacker Drive - Suite 2000
Chicago, IL 60606
Attention: ________________

To the Trust, the Trustees or the Fund at:
HighMark Funds
350 California Street - Suite 1600
San Francisco, CA  94104
Attention:  Vice President, HighMark Funds Administration

Parties agree that they shall not be bound by the terms of any changes in policies, procedures, or contracts until notice has been received as set forth in this Agreement.

17.         CHANGE OF LAW.  Where the effect of a requirement of the 40 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18.         WAIVER OF JURY TRIAL.  THE PARTIES HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION RELATING TO OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THE WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREIN, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES EACH ACKNOWLEDGE THAT THE WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY TO HAVE LEGAL COUNSEL REVIEW THE WAIVER. THE WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS WRITTEN CONSENT TO A TRIAL BY COURT.

19.         MISCELLANEOUS.

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement will be governed by the laws of the Commonwealth of Massachusetts.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officer designated below as of the day and year first above written.

HIGHMARK CAPITAL MANAGEMENT, INC.		ZIEGLER CAPITAL MANAGEMENT, LLC

By:		By:
	Earle A. Malm II		Scott Roberts
	President & CEO		President

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet:
Go to website www.proxyvote.com and follow the instructions.
To vote by Telephone:
Call 1-800-690-6903 and follow the instructions.
To vote by Mail:
Check the appropriate boxes on the proxy card below, sign and date the proxy card, and return the proxy card in the envelope provided.

PROXY
HIGHMARK FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES (the “Board”) of HighMark Funds (the “Funds”) for use at a special meeting (the “Meeting”) of shareholders to be held on October 8, 2010, at 3:00 p.m. Eastern Time, at the offices of BNY Mellon Asset Servicing at 201 Washington Street, 11th Floor (Flannery Room), Boston, MA 02108.

The undersigned hereby appoints Helen Robichaud and Carol Gould, jointly and severally, as proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all units of beneficial interest in the Funds held of record by the undersigned on July 26, 2010 at the Meeting and at all adjournments or postponements thereof, with all powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to such interests in the Funds covered hereby. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders and the Proxy Statement dated [August 16, 2010].

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2010.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting www.proxyvote.com.

Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

to vote, mark blocks below in blue or black ink as follows: ☒ return this portion only this proxy card is valid only when signed and dated
HIGHMARK FUNDS		FOR ALL ☐ WITHHOLD ALL ☐	FOR ALL EXCEPT* ☐ *To withhold authority for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. ___________________________________
1. Election of Trustees 01) David E. Benkert 02) Thomas L. Braje 03) Evelyn S. Dilsaver 04) David A. Goldfarb	05) Earle A. Malm II 06) Michael L. Noel 07) Mindy M. Posoff 08) Robert M. Whitler
	For	Against	Abstain
2. Approval of an amendment to the Trust’s Declaration of Trust to permit Fund liquidations with the approval of the Board but without obtaining shareholder approval.	☐	☐	☐
3.      Approval of extending the applicability of an existing amendment to the Investment Advisory Agreement with HighMark Capital Management (“HCM”) to Funds organized prior to March 19, 2009, which amendment gives specific authorization to HCM, with the approval of the Board, to delegate any or all of its responsibilities under the Investment Advisory Agreement to one or more sub-advisers.
	☐	☐	☐
4.      Approval of authorizing HCM, with the approval of the Board, including a majority of the trustees of the Funds who are not “interested persons” of the Funds or HCM, to enter into and materially amend sub-advisory agreements with sub-advisers, without obtaining shareholder approval.  The authorization sought is not proposed to extend to sub-advisers who are affiliates of HCM or the Funds (other than by reason of serving as sub-advisers to one or more Funds).
	☐	☐	☐
5.      Approval of amending one of the fundamental investment restrictions and the investment strategy of HighMark 100% U.S. Treasury Money Market Fund to permit such Fund, for temporary purposes either under volatile market conditions or in extremely low interest rate environments, to invest up to 20% of the Fund’s assets in (1) securities issued or guaranteed by the U.S. Government or its agencies, authorities, enterprises or instrumentalities that are not U.S. Treasury securities, and/or (2) repurchase agreements collateralized by any of the same or by U.S. Treasury securities.
	☐	☐	☐
6.      Approval of new sub-advisory agreements for HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund between HCM and Ziegler Capital Management, LLC.
	☐	☐	☐
please sign, date and return the proxy card promptly using the enclosed envelope.
Note:  Please sign exactly as name or names appear on this proxy.  If stock is held jointly, each holder should sign.  If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [please sign within box]	Date	Signature (Joint Owners)	Date